Exhibit 10.23

EXECUTION VERSION

DATED AS OF DECEMBER 16, 2016

VERTICAL HORIZONS, LTD.,

AS BORROWER

EACH LENDER

IDENTIFIED ON SCHEDULE I HERETO

AS LENDERS

CITIBANK, N.A.,

AS FACILITY AGENT

CITIGROUP GLOBAL MARKETS, INC.,

AS ARRANGER

BANK OF UTAH,

NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY

AS SECURITY TRUSTEE

SECOND AMENDED AND

RESTATED CREDIT AGREEMENT

IN RESPECT OF THE PDP FINANCING OF

NINETEEN (19) AIRBUS A321-200 AIRCRAFT, FORTY-

NINE (49) AIRBUS A320NEO AIRCRAFT AND

TWO (2) AIRBUS A320-200 AIRCRAFT

EXHIBIT D FORM OF CFM ENGINE AGREEMENT A320NEO	69

EXHIBIT E FORM OF CFM ENGINE AGREEMENT A320-200 AND A321-200	70

EXHIBIT F FORM OF LOAN CERTIFICATE	71

THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 16, 2016 (this “Agreement”) is among

(1)	VERTICAL HORIZONS, LTD., a Cayman Islands exempted company (the “Borrower”);

(2)	EACH LENDER IDENTIFIED ON SCHEDULE I HERETO;

(3)	CITIBANK, N.A., as the Facility Agent acting on behalf of the Lenders;

(4)	CITIGROUP GLOBAL MARKETS, INC., in its capacity as the Arranger (the “Arranger”); and

(5)	BANK OF UTAH, not in its individual capacity but solely as Security Trustee acting on behalf of the Facility Agent and the Lenders.

WHEREAS, this Agreement amends and restates in its entirety the credit agreement dated as of December 23, 2014 (such date, the “Original Signing Date” and such agreement, the “Original Credit Agreement”), as amended and restated by the amended and restated credit agreement dated as of August 11, 2015 (such date, the “AR Signing Date”), as further amended by that certain amendment no. 1 to the amended and restated credit agreement dated as of December 30, 2015 and that certain amendment no. 2 to the amended and restated credit agreement dated as of January 14, 2016 (such date, the “Amendment No. 2 Signing Date”) among the Borrower, each Lender identified on Schedule I thereto, the Facility Agent, the Arranger and the Security Trustee, pursuant to which the Lenders made Loans available with respect to the Existing Aircraft;

WHEREAS, the parties have agreed to enter into this Agreement for the purpose of making Loans available with respect to the Existing Aircraft and the Additional Aircraft; and

WHEREAS, upon the execution and delivery of this Agreement, the Borrower, the Facility Agent and the Security Trustee shall enter into that certain Second Amended and Restated Mortgage and Security Agreement on the date hereof (the “Mortgage”) pursuant to which the Borrower agrees, among other things, that Loan Certificates issued hereunder and all other obligations to the Lenders and/or any Agent hereunder or under any other Operative Document will be secured by the mortgage and security interest granted by the Borrower in favour of the Security Trustee with respect to the Existing Aircraft and the Additional Aircraft.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.	CERTAIN DEFINITIONS

1.1	Except as otherwise defined in this Agreement, including its annexes, schedules and exhibits, terms used herein in capitalized form shall have the meanings attributed thereto in Annex A.

1.2	Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.

2.	COMMITMENTS; BORROWER’S NOTICE OF PAYMENT DATES; CLOSING PROCEDURE

2.1	Subject to the terms and conditions of this Agreement, each Lender agrees to make a secured loan to the Borrower in respect of each Advance (herein called, for such Advance, a “Loan”) on a Borrowing Date to be designated pursuant to Clause 2.3, but in no event later than the Commitment Termination Date. In the case of each Lender on any Borrowing Date, such Loan shall, in respect of each Aircraft, be equal to the least of:

(a)	such Lender’s Participation Percentage multiplied by, on any Borrowing Date, the relevant Financed Amount; and

(b)	such Lender’s Maximum Commitment minus the aggregate amount of all Loans made by such Lender prior to such Borrowing Date that remain outstanding on such Borrowing Date.

2.2	If any Lender shall default in its obligation to make the amount of its Commitment available pursuant to Clause 2.1, *****. Without limiting the above, if the Facility Agent disburses a Lender’s Commitment without first having received funds from a defaulting Lender, then such defaulting Lender hereby agrees to indemnify the Facility Agent against any loss it may incur as a result of such failure to fund by such defaulting Lender.

2.3	As more particularly specified in Clause 5.2, the Borrower shall execute and deliver to each Lender with appropriate insertions a Loan Certificate to evidence such Lender’s Maximum Commitment. The Loan Certificates shall be issued such that each Lender receives a Loan Certificate. Each Loan shall be evidenced by this Agreement, the Loan Certificate with respect thereto, and notations made from time to time by each Lender in its books and records, including computer records. Each Lender shall record in its books and records, including computer records, the principal amount of the Loans owing to it from time to time. Absent evidence to the contrary, each Lender’s books and records shall constitute presumptive evidence of the accuracy of the information contained therein. Failure by any Lender to make any such notation or record shall not affect the obligations of the Borrower to such Lender with respect to the repayment of its Loans.

(a)	Each Party hereby acknowledges that (i) prior to the Effective Date the Lenders have made Loans in respect of certain Advances relating to certain Existing Aircraft which were paid by or on behalf of the Borrower on certain dates prior to the Effective Date in the amounts as set out in the column entitled Financed Amount in the table set out in Schedule III, (ii) the proceeds of such Loans were paid to the Borrower or to its direction and (iii) the terms of this Agreement and the other Operative Documents shall continue to apply to such Loans.

(b)	The Borrower agrees to give the Facility Agent at least ***** prior written notice (the “Funding Notice”) of the Effective Date and each other Borrowing Date, such notice to be received by the Facility Agent prior to *****, and which shall be in substantially the form of Exhibit A. On the date of the execution and delivery of this Agreement and the satisfaction of the conditions precedent in Clause 4.1 (the “Effective Date”), the Lenders shall make Loans (subject to the limitations specified in Clause 2.1) in respect of certain Advances relating to certain Additional Aircraft which were paid by or on behalf of the Borrower prior to the Effective Date in the amounts equal to the applicable Financed Amounts. The proceeds of such Loans shall be paid to the Borrower; provided, however,

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

that the Borrower shall have paid all Advances relating to any Additional Aircraft that were due and payable prior to the Effective Date, and the Borrower shall remain responsible for the Advances in an amount equal to the Equity Contributions applicable as of the Effective Date for each Aircraft (including the Existing Aircraft and the Additional Aircraft).

(c)	In the event that any Loan shall not be consummated in accordance with the terms hereof on the Effective Date or the Borrowing Date specified in a Funding Notice, the Lenders and the Borrower shall cooperate with each other to arrange a mutually acceptable postponement of such date (the “Delayed Borrowing Date”). *****.

Notwithstanding anything to the contrary herein, in the event that any amount paid by or on behalf of the Borrower on any Borrowing Date with respect to a pre-delivery payment obligation for any Aircraft exceeds the required Equity Contribution set forth on Schedule III for such Aircraft on such Borrowing Date as a result of any portion of the Financed Amount for such Aircraft not being available on such Borrowing Date as a result of a PDP Funding Date Deficiency, Lender agrees to refund to the Borrower the amount of such excess either by netting such excess amount against a future Equity Contribution or Loan payment obligation of the Borrower or by directly funding such amount as an additional Loan the Borrower, in each case, as soon as reasonably practicable after such PDP Funding Date Deficiency ceases to exist. The Lender shall have the right in its sole discretion to choose whether to fund such excess amount as an additional Loan or to net such excess amount against the Borrower’s future payment obligations hereunder.

2.4	On the Effective Date, each Lender, through or on behalf of the Facility Agent, agrees to pay the amount of its Commitment for the Loans in respect of the initial Advances under this second amended and restated Agreement to such account as the Borrower shall direct the Facility Agent in writing to reimburse Borrower for a portion of previously funded Purchase Price Installments relating to Additional Aircraft. On each other Borrowing Date for each subsequent Loan specified in a Borrower’s notice referred to in Clause 2.3, subject to the terms and conditions of this Agreement, each Lender, through or on behalf of the Facility Agent, agrees to pay the amount of its Commitment for the Loan in respect of each such Advance directly to Airbus by wiring such amounts to the account or accounts specified in the applicable Funding Notice. The Borrower agrees that the actual transfer of the proceeds of Loans to the bank designated by the Borrower for credit to Airbus’s or the Borrower’s account (as applicable) shall constitute conclusive evidence that the Loans were made.

3.	FEES; CANCELLATION OF FACILITY AMOUNT

3.1	Each Loan Certificate shall bear interest and be repaid in accordance with the applicable terms of this Agreement and the Mortgage.

3.2	In consideration of the Lenders’ Commitments hereunder, the Borrower shall pay to the Arranger on the date of execution and delivery of this Agreement the non-refundable arrangement fee specified in the Fee Letter.

3.3	The Borrower shall pay to the Facility Agent for the account of each Lender, the Commitment Fee quarterly in arrears, based on the daily average of the undrawn portion of the Facility Amount during such period, as the Facility Amount may be cancelled or reduced under Clause 3.5 on every Interest Payment Date following the Effective Date calculated daily on the basis of a year of 360 days and the actual number of days elapsed.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.4	The Borrower paid to the Facility Agent for the account of the Facility Agent, an amount equal to ***** on the Original Signing Date, and shall pay an amount equal to ***** to the Facility Agent on each anniversary of the Original Signing Date until the date on which the Security Trustee releases the Collateral from the Lien of the Mortgage in accordance with Clause 7.1 of the Mortgage.

3.5	The Borrower may at any time permanently and irrevocably cancel or reduce the Facility Amount (in whole or in part) provided that the amount thereof shall be specified in a written notice to the Facility Agent from the Borrower and countersigned by the Guarantors ***** before the effective date of such cancellation and the undrawn portion of the Facility Amount may not be cancelled or reduced to the extent that the undrawn portion of the Facility will be required to be drawn in the future to make future Advances in respect of an Aircraft with respect to which a Loan is outstanding.

4.	CONDITIONS

4.1	Conditions Precedent to the Effectiveness of the Commitments

It is agreed that the Commitments of each Lender and the effectiveness of the Lender’s obligations pursuant to this Agreement are subject to the satisfaction prior to or on the Effective Date of the following conditions precedent and the occurrence of the initial Loan by the Lenders on or following the Effective Date shall be conclusive and binding evidence that such conditions precedent has been satisfied or waived by the Lender:

(a)	The following documents shall have been duly authorized, executed and delivered by the party or parties thereto, shall each be satisfactory in form and substance to the Facility Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Facility Agent and its counsel:

(i)	this Agreement;

(ii)	the Mortgage;

(iii)	each Guarantee;

(iv)	the Share Charge;

(v)	the Step-In Agreement;

(vi)	each Engine Agreement;

(vii)	each Lender’s Loan Certificate;

(viii)	the Assignment and Assumption Agreement;

(ix)	the Option Agreement;

(x)	the Subordinated Loan Agreement;

(xi)	the Servicing Agreement;

(xii)	the Process Agent Appointment;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(xiii)	Amendment Agreement No. 1;

(xiv)	Amendment Agreement No. 2;

(xv)	Amendment Agreement No. 3;

(xvi)	Amendment Agreement No. 2 to Assignment and Assumption Agreement; and

(xvii)	Amendment Agreement No. 3 to Assignment and Assumption Agreement.

(b)	The Facility Agent shall have received the following, in each case in form and substance satisfactory to it:

(i)	the memorandum and articles of association of the Borrower, a certificate of good standing of the Borrower, the certificate of incorporation of the Borrower, the declaration of trust in respect of the shares of the Borrower (as amended) and a copy of resolutions of the board of directors of the Borrower duly authorizing the execution, delivery and performance by the Borrower of this Agreement, the Mortgage and each other document required to be executed and delivered by the Borrower on the Effective Date, each certified by a director of the Borrower;

(ii)	a copy of the organizational documents of the Parent and a copy of resolutions of the board of directors of the Parent duly authorizing the execution, delivery and performance by the Parent of the Share Charge and each other document required to be executed and delivered by the Parent on the Effective Date, each certified by the Secretary or an Assistant Secretary or two duly authorized signatories of the Parent;

(iii)	an officer’s certificate from an officer of each Guarantor (a) attaching copies of the constituent documents of such Guarantor, (b) attaching copies of the resolutions of the board of directors of such Guarantor, certified by an officer of such Guarantor, duly authorizing the execution, delivery and performance by such Guarantor of the Guarantee made by such Guarantor, and the Subordinated Loan Agreement, the Assignment and Assumption Agreement, the Step-In Agreement, the Engine Agreements, the Option Agreement, the Servicing Agreement (in each case to the extent it is a party to such Operative Document) and each other document required to be executed and delivered by such Guarantor on the Effective Date and (c) listing the Person or Persons authorized to execute and deliver the Operative Documents, and any other documents to be executed on behalf of such Guarantor in connection with the transactions contemplated hereby, including a sample signature of such Person or Persons;

(iv)	a certificate of the Borrower as to the Person or Persons authorized to execute and deliver the Operative Documents, and any other documents to be executed on behalf of the Borrower in connection with the transactions contemplated hereby and as to the signature of such Person or Persons; and

(v)	a certificate of the Parent as to the Person or Persons authorized to execute and deliver the Operative Documents, and any other documents to be executed on behalf of the Parent in connection with the transactions contemplated hereby, including a sample signature of such Person or Persons.

(c)	The Facility Agent (with sufficient copies for each Lender) shall have received a certificate of the Borrower that the aggregate amount of Financed Amounts together with all Equity Contributions in connection with each Aircraft (including each Additional Aircraft), shall be sufficient when paid to Airbus in accordance with this Agreement to satisfy the obligation of the Borrower with respect to all Advances due and payable for each such Aircraft.

(d)	Uniform Commercial Code financing statements covering all the security interests created by or pursuant to the granting clause of the Mortgage (including with respect to the Collateral relating to the Additional Aircraft) shall have been delivered by the Borrower, and such financing statements shall have been filed in all places deemed necessary or advisable in the opinion of counsel for the Lenders, and any additional Uniform Commercial Code financing statements deemed advisable by any Lender or its counsel shall have been delivered by the Borrower and duly filed.

(e)	Evidence shall have been delivered of the entry into the Parent’s register of mortgages and charges of the Share Charge (other than in respect of such entry in anticipation of the Share Charge).

(f)	All documentation required to accomplish any necessary or advisable filings or registrations in the Cayman Islands shall have been delivered to local Cayman Islands counsel, and such registrations shall be initiated and there shall exist no Lien of record in respect of the Collateral that ranks in priority to the Lien of the Mortgage and the other Operative Documents.

(g)	The Facility Agent (with sufficient copies for each Lender and the Security Trustee) shall have received an opinion addressed to each Lender, and each Agent from one or more special counsel to the Borrower, in each applicable jurisdiction (including in the Cayman Islands and New York), with such opinions satisfactory in form and substance to such Lender, as to the valid, binding and enforceable nature of the Operative Documents in place on the Effective Date, due execution by the Borrower, each Guarantor, and the creation and perfection in the Collateral (including Collateral relating to the Additional Aircraft) assigned and charged pursuant to the Mortgage.

(h)	[Reserved].

(i)	The Facility Agent (with sufficient copies for each Lender) shall have received an opinion addressed to each Lender and each Agent from Airbus in-house counsel, in form and substance reasonably satisfactory to the addressees thereof.

(j)	The Facility Agent (with sufficient copies for each Lender) shall have received an incumbency certificate together with a company extract evidencing the signing authority of the persons named in the incumbency certificate or such other evidence as shall be reasonably satisfactory to the Finance Parties as regards the signing authority of the Engine Manufacturer.

(k)	The Arranger shall have received the arrangement fee specified in Clause 3.2 and the Facility Agent should have received the amount due and payable pursuant to Clause 3.4.

(l)

Since December 31, 2015, (i) there shall have been no material adverse change in the business condition (financial or otherwise), or operations or prospects of either Guarantor which taken as a whole for either of them could have a material adverse effect on the ability of either Guarantor to perform its obligations under any Operative Document to which it is a party and no event or circumstance shall have occurred which in the reasonable judgment of any Lender had or would be reasonably likely to have a Material Adverse Effect and (ii) there shall have been no material and adverse change in the LIBOR funding markets or any financial markets applicable to a Lender which would materially impair the ability of such Lender to fund a Loan in respect of an Advance hereunder.

(m)	The Facility Agent and each Lender shall have received its customary “know your customer” documentation completed by the Borrower and/or each Guarantor, as the case may be.

(n)	The Facility Agent shall have received a copy of each Assigned Airbus Purchase Agreement in the forms agreed between the Borrower, Airbus and the Security Trustee.

(o)	The Facility Agent shall have received a certificate from the Borrower confirming that payment to Airbus of the Loans will to the extent of such payments satisfy the pre-delivery payment obligations of the Borrower to Airbus.

(p)	The Facility Agent shall have received an audited consolidated balance sheet and related statements of Frontier Holdings and its subsidiaries at and as of the end of the fiscal year of such Guarantor ended December 31, 2015, together with an audited consolidated statement of income for such fiscal year, each of which shall be prepared in accordance with GAAP.

(q)	The Borrower shall discharge its obligations under the Security Trustee Fee Letter as such obligations are due to be performed.

(r)	The Facility Agent shall have received evidence that Frontier Holdings has, as of such date, Unrestricted Cash and Cash Equivalents in an aggregate amount of not less than *****.

The Borrower shall discharge or shall procure the discharge of all fees payable to the Parent in respect of the Borrower and the transaction as such obligations are due to be performed in accordance with the Operative Documents.

4.2	Conditions Precedent to the Lenders’ Participation in each Loan

It is agreed that the obligations of each Lender to lend all or any portion of its Commitment to the Borrower in respect of each Loan (including Loans in respect of Advances made by the Borrower prior to the Effective Date) is subject to the satisfaction prior to or on the Borrowing Date for such Loan of the following conditions precedent:

(a)	The Facility Agent shall have received a Funding Notice with respect to the Borrowing Date for such Loan pursuant to Clause 2 (or shall have waived such notice either in writing or as provided in Clause 2).

(b)	In respect of the first Loan to be made hereunder with respect of an Aircraft, the Facility Agent and each Lender shall have received evidence from Airbus in form and substance reasonably satisfactory to them that the Advances falling due and payable prior to such Borrowing Date and the part of such Advance due and payable on such Borrowing Date which is financed by an Equity Contribution has been received by Airbus in full and in

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

respect of each subsequent Loan, neither the Facility Agent nor and Lender shall have received evidence from Airbus that an Equity Contribution has not been received by Airbus in full.

(c)	As of the Borrowing Date it is not illegal for a Lender to fund a Loan in respect of such Advance, to acquire its Loan Certificate(s) or to realize the benefits of the security afforded by the Mortgage and the Share Charge, and (ii) since 26 November 2014 there shall have been no material and adverse change, whether in effect on the Original Signing Date or coming into effect thereafter in the LIBOR funding markets or any financial markets applicable to a Lender which would materially impair the ability of such Lender to fund a Loan in respect of an Advance hereunder.

(d)	A certificate of a director of the Borrower, certifying that on such Borrowing Date, (A) the representations and warranties of the Borrower contained in Clause 7 are true and accurate in all material respects as though made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate on and as of such earlier date) and (B) no event has occurred or is continuing which constitutes (or would, with the passage of time or the giving of notice or both, constitute) an Event of Default, and (C) no event or circumstance has occurred which is reasonably likely to have a Material Adverse Effect.

(e)	On such Borrowing Date, when taking into consideration future Equity Contributions required to be paid as set forth in Schedule III, the available undrawn Commitment is sufficient to satisfy all future Advances payable under the terms of the Assigned Purchase Agreements except for an aggregate amount of future Advances not to exceed ***** for a single period not to exceed *****.

(f)	The Facility Agent shall have received for the account of the Lenders all fees specified in Clauses 3.3 and 3.4 that are due and payable on or prior to such Borrowing Date and any other amounts the Borrower is required to pay in connection with such Advance in accordance with this Agreement.

(g)	The Facility Agent shall not have received any notice, or is not otherwise aware, that an Airbus Termination Event has occurred and is continuing, and the Facility Agent is satisfied (acting reasonably) that the Aircraft Purchase Agreements are in full force and effect.

(h)	The Facility Agent shall have received a copy of any other Authorization which the Facility Agent reasonably considers to be necessary following advice from its legal advisors (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Operative Document or for the validity and enforceability of any Operative Document.

(i)	The Facility Agent shall be satisfied that the Liens constituted by the relevant Operative Documents which purport to create such Liens and which are required pursuant to the terms of this Agreement are in full force and effect and have been fully perfected.

(j)	No Default or Event of Default shall have occurred and be continuing.

(k)	Each Guarantee shall be in full force and effect.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(l)	The Borrower is in compliance with the LTV Test before and after giving effect to the making of the applicable Loan.

(m)	The Loans have not become due and payable or will, with the passing of time, become due and payable pursuant to Clause 5.9(c), (d), or (e).

4.3	Conditions Subsequent.

It is agreed that if there is an LTV Test failure on the Effective Date, the Borrower will issue an irrevocable prepayment notice to the Facility Agent on the Effective Date for the prepayment on the Business Day following the Effective Date of such portion of the Loans as is necessary to bring the Borrower into compliance with the LTV Test. Such prepayment shall be treated as a voluntary prepayment and the provisions of Clauses 5.9(b) and 5.10 shall apply.

5.	THE CERTIFICATES

5.1	Form of Loan Certificates

The Loan Certificates shall each be substantially in the form specified in Exhibit F.

5.2	Terms of Loan Certificates; Loans

(a)	On the Effective Date, each Lender shall return the original counterparts of the existing Loan Certificates to the Borrower and the Borrower shall issue a Loan Certificate to each Lender in an aggregate original principal amount equal to such Lender’s Maximum Commitment. The Borrower shall be entitled to borrow Loans against each Loan Certificate in accordance with Clauses 2.1 and 4.

(b)	Each Loan Certificate shall bear interest on the unpaid principal amount thereof from time to time outstanding from and including the date thereof until such principal amount is paid in full. Such interest shall accrue with respect to each Interest Period at the Applicable Rate in effect for such Interest Period and shall be payable in arrears on each Interest Payment Date and on the date such Loan is repaid in full. The Interest Periods for the Loans can vary in accordance with the definition of Interest Period. Interest shall be payable with respect to the first but not the last day of each Interest Period and shall be payable from (and including) the date of a Loan or the immediately preceding Interest Payment Date, as the case may be, to (and excluding) the next succeeding Interest Payment Date. Interest hereunder and under the Loan Certificates shall be calculated on the basis of a year of 360 days and actual number of days elapsed.

(c)	If any sum payable under the Loan Certificates or under the Mortgage falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day.

(d)	The principal of the Loans relating to an Aircraft shall be due and payable in full upon the first to occur of (i) the Delivery Date of such Aircraft, as notified by the Borrower to the Facility Agent ***** prior to such day, (ii) except as specified in clause (iii), the date falling ***** after the final day of the Scheduled Delivery Month for such Aircraft, (iii) in the event of a Relevant Delay, the date falling ***** after the final day of the Scheduled Delivery Month of such Aircraft, and (iv) the Termination Date. The Borrower shall notify the Facility Agent and the Lenders of the expected Delivery Date of each Aircraft, not less than ***** prior to the Interest Payment Date immediately preceding

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

such expected Delivery Date. Upon receipt of such notice, the Lenders shall effect a stub Interest Period ending on such expected Delivery Date for the Loans allocable to such Aircraft. If a Delivery Date is delayed, then the Facility Agent and the Lenders shall continue to make funds available in accordance with the terms hereof, at a LIBOR rate determined based on the Lenders’ Cost of Funds until the earlier of (x) the actual Delivery Date of such Aircraft (y) the date falling ***** after the final day of the Scheduled Delivery Month of such Aircraft and (z) in the event of a Relevant Delay, the date falling ***** after the last day of the Scheduled Delivery Month specified for such Aircraft in Schedule III.

(e)	Each Loan Certificate shall bear interest at the Past Due Rate on any principal thereof and, to the extent permitted by Applicable Law, interest (other than interest accrued at the Past Due Rate) and other amounts due thereunder and hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the Lender given through the Facility Agent.

(f)	The Loan Certificates shall be executed on behalf of the Borrower by one of its authorized officers. Loan Certificates bearing the signatures of individuals who were at any time the proper officers of the Borrower shall bind the Borrower, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Loan Certificates or did not hold such offices at the respective dates of such Loan Certificates. No Loan Certificates shall be issued hereunder except those provided for in Clause 5.2(a) and any Loan Certificates issued in exchange or replacement therefor pursuant to the terms of this Agreement.

(g)	Upon the request of the Borrower, the Lenders shall have the right in their sole discretion to extend the Commitment Termination Date by one year to the next Extension Date by delivering an Extension Notice to the Borrower no later than ***** prior to the then-current Commitment Termination Date. Any such extension shall require the unanimous consent of all Lenders, each acting at their own discretion.

5.3	Taxes

(a)	Any and all payments by or on account of any obligation of the Borrower hereunder to the Lenders, the Facility Agent or the Security Trustee, under the Loan Certificates and each other Operative Document shall be made free and clear of and without deduction for any Taxes, except as required by Applicable Law; provided that if the Borrower shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Clause 5.3) the Security Trustee, the Facility Agent and each Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall, or shall cause the Security Trustee to, make such deductions and (iii) the Borrower shall, or shall cause the Security Trustee to, pay the full amount deducted to the relevant Governmental Entity in accordance with Applicable Law.

(b)	In addition, the Borrower shall, or shall cause the Security Trustee to, pay any Indemnified Taxes or Taxes addressed in Section 5.3(j) to the relevant Governmental Entity in accordance with Applicable Law and shall indemnify the Security Trustee, the Facility Agent and each Lender on an After-Tax Basis within ***** after written demand

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

therefor, for the full amount of any Indemnified Taxes paid by the Security Trustee, the Facility Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under the other Operative Documents (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Clause) and, other than any of the following to the extent (but only to the extent) resulting from the gross negligence or willful misconduct of the Security Trustee, the Facility Agent or such Lender, any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes are correctly or legally imposed or asserted by the relevant Governmental Entity. Determinations and calculations made by a Lender with respect to an indemnity due hereunder shall be conclusive absent manifest error, provided that such determinations and calculations are made on a reasonable basis.

(c)	As soon as practicable after any payment of Taxes by the Borrower to a Governmental Entity, the Borrower shall, or shall cause the Security Trustee to, deliver to the Facility Agent the original or a certified copy of a receipt issued by such Governmental Entity evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Facility Agent.

(d)	Any Person that at any time is entitled to an exemption from or reduction of any Indemnified Tax, at the request of the Borrower or the Security Trustee, shall deliver to it (with a copy to the Facility Agent) such properly completed and executed documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Security Trustee as will permit the utilization of such exemption or reduction, provided that such Person has determined in its reasonable good faith judgment that to do so will not result in any adverse consequences to such Person, unless the adverse consequence can be cured through an indemnity (such determination to be made by such Person in its reasonable good faith judgment), and such Person is indemnified for any adverse consequence by the Borrower in a manner reasonably satisfactory to such Person.

(e)	If the Borrower becomes obligated to pay any Indemnified Taxes pursuant to this Clause 5.3, each applicable Lender and the Facility Agent hereby agrees to cooperate with the Borrower, as described in Clauses 5.11(d).

(f)

(i) If the Security Trustee, the Facility Agent or a Lender receives a refund of any Taxes in respect of which additional amounts were paid by the Borrower pursuant to this Clause 5.3, the Security Trustee, the Facility Agent or such Lender shall, as soon as reasonably practicable, pay to the Borrower the amount of such refund plus any interest received on such refund fairly attributable to such Tax and not in excess of amounts previously paid by the Borrower to the Security Trustee, the Facility Agent or such Lender pursuant to this Clause 5.3 (other than interest actually received on such refund and fairly attributable to such Tax), provided, however, that such amount shall be reduced by the amount of any obligation of the Borrower under this Agreement then due and not made (and the amount of such reduction shall not be payable before such time and to the extent as such obligation shall have been satisfied). The Security Trustee, the Facility Agent and each Lender shall in good faith use diligence in filing its tax returns and in dealing with taxing authorities to seek and claim any such refund and to minimize the Taxes payable or indemnifiable by the Borrower hereunder if it can do so, in its sole opinion, without adverse consequences. If the Facility Agent or a Lender actually utilizes any credit with respect to any Taxes in respect of which additional amounts were paid by the Borrower pursuant to this Clause 5.3, the Security Trustee, the Facility Agent or such Lender shall pay to the Borrower an amount equal to the amount of such credit, but not in excess of amounts previously paid by the Borrower to the Security Trustee, the Facility Agent or such Lender, provided, however, that such amount shall be reduced by the amount of any obligation of the Borrower under this Agreement then due and not made (and the amount of such reduction shall not be payable before such time and to the extent as such obligation shall have been satisfied) and that no Person shall be required to claim any credit if to do so would, in its sole opinion, result in any adverse consequences to it and, provided, further, that no Person shall be required to claim any credit in respect of this Clause 5.3 in priority of any other credits (any utilization of such credit being in such Person’s sole discretion). Any refund or credit which is subsequently disallowed in whole or in part shall be promptly repaid by the Borrower on the demand of the Security Trustee, the Facility Agent or relevant Lender.

(g)	Each Lender hereby agrees to indemnify the Borrower or the Security Trustee, as the case may be, for any Taxes of a type collected by way of withholding which the Borrower or the Security Trustee fails to withhold on payments to such Lender as a direct result of the failure of such Lender to provide the form or certificate required to be provided by such Lender by Clause 5.3(d) or the invalidity of any such form or certificate required to be provided by such Lender by Clause 5.3(d).

(h)	Without limiting the foregoing, each Person that is an assignee of a Lender pursuant to Clause 5.6 and/or Clause 19.3(b) shall, upon the effectiveness of such transfer, be required to provide all of the forms and statements to the extent required pursuant to this Clause 5.3.

(i)	The Borrower will pay to each Indemnitee interest at the Past Due Rate, to the extent permitted by Applicable Law, on any amount not paid when due under this Clause 5.3 until the same shall be paid.

(j)	The Borrower agrees to pay any present or future stamp or documentary Taxes or any other license, excise or property Taxes (i) imposed by any taxing authority which may arise from the registration, filing, recording, or perfection of any security interest of or in connection with this Agreement or the other Operative Documents or (ii) imposed by any taxing authority in connection with an Event of Default. The Borrower will provide appropriate documentation, including receipts if available, when requested to evidence payment by the Borrower of any such Taxes.

(k)	All consideration expressed to be payable under an Operative Document by any party to any Finance Party shall be deemed to be exclusive of any VAT. If VAT is chargeable on any supply made by any Finance Party to any party in connection with an Operative Document, that party shall pay to the Lender (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT. Where an Operative Document requires any party to reimburse the Lender for any costs or expenses, that party shall also at the same time pay and indemnify the Lender against all VAT incurred by the Lender in respect of the costs or expenses to the extent that the Lender reasonably determines that neither it nor any other member of any group of which it is a member for VAT purposes is entitled to credit or repayment from the relevant tax authority in respect of the VAT.

5.3.2

If a payment made to a Lender under any Operative Document would be subject to withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Security Trustee at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Security Trustee such documentation prescribed by Applicable Law (including as prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Security Trustee as may be necessary for the Borrower and the Security Trustee to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (l), “FATCA” shall include all amendments made to FATCA after the Original Signing Date.

5.4	Distribution of Funds Received

(a)	The Facility Agent shall maintain records of all amounts paid to it by the Borrower hereunder.

(b)	Provided that no Event of Default has occurred and is then continuing, each installment of interest payable on the Loan Certificates shall be distributed as promptly as possible on or after the date that such amount is actually received by the Facility Agent from the Borrower:

First, to the Lenders ratably, without priority of one over the other, to the payment in full of (A) the aggregate amount of interest due under the Loan Certificates in an amount equal to (i) accrued interest at the rate provided in each Loan Certificate, (ii) any overdue interest thereon, and (iii) Break Amount, if any, and (B) any other amounts (other than principal) then due and owing to the Lenders or any Agent hereunder and under the other Operative Documents;

Second, the balance, if any, thereof thereafter remaining to the Borrower or such other Person(s) as may then lawfully be entitled thereto.

(c)	Provided that no Event of Default has occurred and is then continuing, on the Delivery Date of the related Aircraft, each payment made by the Borrower as repayment of Loans shall be distributed as promptly as possible on or after the date that such amount is actually received by the Facility Agent from the Borrower:

First, to the Lenders ratably, without priority of one over the other, to the payment in full of (A) the aggregate amount of interest due under the Loan Certificates in respect of such Aircraft being in an amount equal to (i) accrued interest at the rate provided in each Loan Certificate, and (ii) any overdue interest thereon plus the Break Amount, if any, due to the Lenders in respect of such payment, and (B) any other amounts (other than principal) then due and owing to the Lenders or any Agent hereunder and under the other Operative Documents;

Second, to the Lenders ratably, without priority of one over the other, to the payment in full of the outstanding principal amount of the Loans in respect of such Aircraft made by the Lenders which is being repaid;

Third, the balance, if any, thereof thereafter remaining to the Borrower or such other Person(s) as may then lawfully be entitled thereto.

(d)	Upon any partial optional repayment of the Loan Certificates pursuant to Clause 5.10(a) hereof, the amount paid by Borrower shall be applied against the amounts which Borrower is obligated to pay in connection with such prepayment pursuant to Clause 5.10(a) (it being understood that no prepayment shall be permitted under Clause 5.10(a) unless the Borrower pays a sufficient amount to satisfy the amounts owed by it under Clause 5.10(a) in connection with such prepayment).

(e)	After an Event of Default shall have occurred, and so long as such Event of Default shall be continuing, amounts actually received by the Security Trustee from the Borrower and all proceeds resulting from any sale of any of the Collateral shall be applied in the following order of priority:

First, to the extent not theretofore paid by or on behalf of the Borrower, to pay all costs and expenses of each Agent incurred in connection with the performance of its duties hereunder or under any other Operative Document, including reasonable attorneys’ fees and expenses, and all costs and expenses incurred by the Security Trustee in connection with its entering upon, taking possession of, holding, operating, managing, selling or otherwise disposing of the Collateral or any part thereof, any and all Taxes, assessments or other charges of any kind prior to the Lien of any Operative Document that the Security Trustee determined in good faith to pay or be paid, and all amounts payable to each Agent hereunder or under any of the Operative Documents in respect of any indemnities or other obligations of the Borrower;

Second, to the Lenders ratably, without priority of one over the other, to the payment of all accrued and unpaid interest (including Break Amount, if any, and interest on account of overdue payments of principal and interest) then due the Lenders under this Agreement or any of Loan Certificates;

Third, to the Lenders ratably, without priority of one over the other, to the payment of any other amount, indebtedness or obligations (other than principal) due and payable to the Lenders under any Operative Documents;

Fourth, to the Lenders ratably, without priority of one over the other, to the payment in full of the principal amount of the Loan Certificates;

Sixth, the balance, if any, thereof thereafter remaining, to the Borrower or such other Person(s) as may then lawfully be entitled thereto.

If the Security Trustee purchases and subsequently sells any Aircraft to a third party (or otherwise disposes of any of its rights under the Operative Documents relating to such Aircraft), any net sale proceeds (after deduction of all relevant costs, including maintenance, storage and insurance) which exceed the Loan allocable to such Aircraft to the extent actually received by the Security Trustee shall be distributed under this Clause 5.3.2.

5.5	Method of Payment

(a)	Principal and interest and other amounts due hereunder or under the Loan Certificates or in respect hereof or thereof shall be payable in Dollars in immediately available funds prior to *****, on the due date thereof, to the Facility Agent and the Facility Agent shall, subject to the terms and conditions of Clause 5.3.2, remit all such amounts so received by it to the Lenders at such account or accounts at such financial institution or institutions in New York as the Lenders shall have designated to the Facility Agent in writing, in immediately available funds for distribution to the relevant Lenders.

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(b)	All such payments by the Borrower and the Facility Agent shall be made free and clear of and without reduction on account of all wire and other like charges. Prior to the due presentment for registration of transfer of any Loan Certificate, the Borrower and the Facility Agent may deem and treat the Person in whose name any Loan Certificate is registered on the Certificate Register as the absolute owner of such Loan Certificate for the purpose of receiving payment of all amounts payable with respect to such Loan Certificate and for all other purposes whether or not such Loan Certificate shall be overdue, and neither the Borrower nor the Facility Agent shall be affected by any notice to the contrary.

(c)	If the Facility Agent disburses funds on a payment date without first having received funds from the Borrower and if the Borrower subsequently fails to make such payment before the end of the day, then on the next succeeding Business Day following demand from the Facility Agent, each Lender which has received such funds will refund to the Facility Agent the amount advanced by the Facility Agent which such Lender received.

5.6	Registration, Transfer and Exchange of Loan Certificates

(a)	The Facility Agent agrees with the Borrower that the Facility Agent shall keep a register (herein sometimes referred to as the “Certificate Register”) in which provision shall be made for the registration of Loan Certificates.

(b)	Prior to the due presentment for registration of the transfer of any Loan Certificate, the Borrower and the Facility Agent shall deem and treat the person in whose name such Loan Certificate is registered on the Certificate Register as the absolute owner of such Loan Certificate, and the Lender for the purpose of receiving payment of all amounts payable with respect to such Loan Certificate, and for all other purposes whether or not such Loan Certificate is overdue, and neither the Borrower nor the Facility Agent shall be affected by notice to the contrary.

(c)	The Certificate Register shall be kept at the office of the Facility Agent specified in this Agreement or at the office of any successor Facility Agent, and the Facility Agent is hereby appointed “Certificate Registrar” for the purpose of registering Loan Certificates and transfers of Loan Certificates as herein provided.

(d)	Upon surrender for registration of transfer of any Loan Certificate at the office of the Facility Agent specified in this Agreement and upon delivery by the Facility Agent to the Borrower of such surrendered Loan Certificate, the Borrower shall execute, and the Facility Agent shall deliver, in the name of the designated transferee or transferees, one or more new Loan Certificates of a like aggregate principal amount.

(e)	Each Lender may assign all or part of an interest in any Loan Certificate held by it to any Person, subject to the extent to which it may transfer its interest in any such Loan Certificate held by it in accordance with Clause 19.3(c), (d) and (e).

(f)	All Loan Certificates issued upon any registration of transfer or exchange of Loan Certificates shall be the valid obligations of the Borrower evidencing the same obligations, and entitled to the same security and benefits under the Mortgage and this Agreement, as the Loan Certificates surrendered upon such registration of transfer.

(g)	Every Loan Certificate presented or surrendered for registration of transfer, shall (if so required by the Facility Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Facility Agent duly executed by the Lender thereof or its attorney duly authorized in writing, and the Facility Agent may require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act and the securities laws of any applicable state.

(h)	The Facility Agent shall make a notation on each new Loan Certificate or Loan Certificates of the then available Commitment on the old Loan Certificate or Loan Certificates with respect to which such new Loan Certificate is issued, the current outstanding principal and the date to which interest accrued on such old Loan Certificate or Loan Certificates has been paid and the extent, if any, to which any interest therein has been subject to a registered assignment.

(i)	The Facility Agent shall not be required to register the transfer of any surrendered Loan Certificates as above provided during the ***** period preceding the due date of any payment on such Loan Certificates.

(j)	The Facility Agent shall give the Borrower, the Security Trustee and each Lender notice of such transfer of a Loan Certificate under this Clause 5.6.

(k)	Prior to or simultaneously with the transfer by a Lender of its Loan Certificates or its interest in this Agreement, the transferee of such Lender shall notify the Borrower of its identity and of the country of which such transferee is a resident for tax purposes.

5.7	Mutilated, Destroyed, Lost or Stolen Loan Certificates

(a)	If any Loan Certificate shall become mutilated, destroyed, lost or stolen, the Borrower shall, upon the written request of the affected Lender, execute and deliver in replacement thereof, a new Loan Certificate, in the same principal amount, dated the date of such Loan Certificate.

(b)	If the Loan Certificate being replaced has become mutilated, such Loan Certificate shall be surrendered to the Facility Agent and the original thereof shall be furnished to the Borrower by the Facility Agent.

(c)	If the Loan Certificate being replaced has been destroyed, lost or stolen, the affected Lender shall furnish to the Borrower and the Facility Agent such security or indemnity as may be reasonably required by them to hold the Borrower and the Facility Agent harmless and evidence satisfactory to the Borrower and the Facility Agent of the destruction, loss or theft of such Loan Certificate and of the ownership thereof, provided, however, that if the affected Lender is an original party to this Agreement or an Affiliate thereof, the written notice of such destruction, loss or theft and such ownership and the written undertaking of such Lender delivered to the Borrower and the Facility Agent to hold harmless the Borrower and the Facility Agent in respect of the execution and delivery of such new Loan Certificate shall be sufficient evidence, security and indemnity.

5.8	Payment of Expenses on Transfer

Upon the issuance of a new Loan Certificate or new Loan Certificates pursuant to Clause 5.6 or 5.7, the Borrower and/or the Facility Agent may require from the party requesting such new Loan

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Certificate or Loan Certificates payment of a sum sufficient to reimburse the Borrower and/or the Facility Agent for, or to provide funds for, the payment of any transfer or registration tax or other governmental charge of the same type in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Borrower or the Facility Agent, and any out of pocket expenses, including legal fees (for external counsel) incurred, of the Borrower or the Facility Agent.

5.9	Prepayment

(a)	The Borrower may at any time voluntarily prepay all or part of any Loan outstanding with respect to an Aircraft in accordance with the terms and conditions hereof; provided that, (i) the Borrower shall provide irrevocable written notice to the Facility Agent not less than ***** prior to the date of such prepayment specifying the outstanding principal amount of the Loans to be prepaid, together with accrued interest therein to the date of prepayment plus any Break Amount and all other amounts due under the Operative Documents with respect to such Aircraft, the Aircraft to which such prepayment is allocable and the Business Day on which such prepayment shall be made; and (ii) such prepayment shall be in an amount at least equal to ***** and multiples of ***** in excess thereof.

(b)	If, as of any LTV Test Date, the LTV Test is not satisfied with respect to an Aircraft, the Borrower may prepay the Loan(s) relating to such Aircraft in respect of which such failure occurred in an amount equal to that which when applied to such Loan(s), would reduce the principal outstanding thereof in order that the LTV Test would be satisfied if the LTV for such Aircraft were calculated following such prepayment. Except with respect to a prepayment pursuant to Section 4.3, any such prepayment must be made with ***** notice to the Facility Agent and such prepayment may not exceed the amount required to cure the breach of the LTV Test. After giving effect to any prepayment pursuant to Clause 4.3, the parties hereby agree that (i) any failure to satisfy the LTV Test (as defined in the Original Credit Agreement) in respect of the Existing Aircraft which were A321-200 Aircraft, (ii) any requirement to make a prepayment in connection with a failure to satisfy the LTV Test in respect of the Existing Aircraft which were A321-200 Aircraft and (iii) any Default or Event of Default resulting from a failure to make such prepayment, in each case, that may have occurred during the period from the Original Signing Date to the Effective Date is hereby waived.

(c)	In the event that Frontier Holdings ceases to Control or own the entire issued share capital of Frontier Airlines, the aggregate outstanding principal amount of all Loans shall become immediately due and payable, and the Borrower shall thereupon prepay the Loan Certificates relating to such Loans, together with accrued interest thereon to the date of prepayment plus any Break Amount and all other amounts due, owing and payable under the Operative Documents.

(d)	Upon the occurrence of a Material Event of Default, the aggregate outstanding principal amount of all Loans shall become immediately due and payable, and the Borrower shall thereupon prepay the Loan Certificates relating to such Loans, together with accrued interest thereon to the date of prepayment plus any Break Amount and all other amounts due, owing and payable under the Operative Documents

(e)	Upon the occurrence of a termination or cancellation of the Assigned Purchase Agreement with respect to any Aircraft for any reason whatsoever, the aggregate

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outstanding principal amount of all Loans relating to such Aircraft shall become due and payable within *****, and the Borrower shall thereupon prepay the Loan Certificates to the extent of the Loans with respect to such Aircraft, together with accrued interest thereon to the date of prepayment plus any Break Amount and all other amounts due under the Operative Documents with respect to such Aircraft.

(f)	In the event that a Lender is entitled to a payment under Clause 5.3, 5.11, 5.12 or 5.13 (an “Affected Lender”) and without prejudice to the Finance Party’s rights hereunder and under the Mortgage, the Borrower, the Facility Agent and the Affected Lender shall cooperate (at no cost to itself) for a period of ***** to restructure the Loan for the Affected Lender with a view to eliminating or reducing the need for any such payment (it being agreed that the Affected Lender shall have no obligation to proceed with such restructuring to the extent such restructuring would or may reasonably be expected to:

(A)	result in an adverse regulatory consequence for the Affected Lender; or

(B)	involve any unreimbursed or unindemnified cost for the Affected Lender; or

(C)	be inconsistent with the Affected Lender’s internal policies).

If no restructuring can be arranged within such time period, the Borrower may, with notice to the Affected Lender, attempt within such time period to find an entity reasonably satisfactory to the Facility Agent to purchase the Affected Lender’s Loan Certificate and assume the Affected Lender’s Commitment.

The Affected Lender shall be paid (by the purchasing entity or the Borrower) the outstanding principal balance of its Loan Certificate, all accrued and unpaid interest thereon, any Break Amount incurred (calculated as if such purchase were a prepayment of such Affected Lender’s Loan Certificate) and all other amounts owed to the Affected Lender under any Operative Document as a condition precedent to such purchase. Upon such payment, such Affected Lender shall transfer its Loan Certificate to the Borrower or such other purchaser, without representation or warranty except for the absence of any Liens.

(g)	In the event the Borrower is unable to find a purchaser of the Affected Lender’s Loan Certificate pursuant to clause (f) above, then, so long as no Default or Event of Default shall have occurred and be continuing on at least ***** prior written notice, the Borrower may prepay on the date specified in its notice of prepayment, in whole the Affected Lender’s Loan Certificate at the principal amount thereof together with accrued and unpaid interest thereon to the date of prepayment plus the Break Amount, if any, and all other amounts due to the Affected Lender hereunder, thereunder and under the other Operative Documents.

(h)	In the event that Airbus refunds any amounts under the Assigned Purchase Agreement relating to the Aircraft, a principal amount of the Loans (and any Break Amount related thereto) relating to such Aircraft equal to such refund shall become immediately due and payable.

(i)	Any notice of prepayment delivered pursuant to Clauses 5.9(a), (f), (g) or (h) shall be irrevocable and shall identify the amount to be prepaid and the Loans relating to an Aircraft subject to prepayment (if applicable).

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5.10	Provisions Relating to Prepayment

(a)	Notice of prepayment having been given, the principal amount of the Loan Certificates to be prepaid, plus accrued interest thereon to the date of prepayment, together with the Break Amount, if any, shall become due and payable on the prepayment date.

(b)	On the date fixed for prepayment under Clause 5.9, immediately available funds in Dollars shall be deposited by the Borrower in the account of the Facility Agent at the place and by the time and otherwise in the manner provided in Clause 5.5, in an amount equal to the principal amount of Loan Certificates to be prepaid together with accrued and unpaid interest thereon to the date fixed for such prepayment, all Break Amounts, if any, and all other amounts due to the Lenders under the Operative Documents.

(c)	Each Lender shall furnish to the Borrower, with a copy to the Facility Agent, a certificate setting forth the Break Amount due to such Lender, which certificate shall be presumptively correct.

5.11	Increased Costs

(a)	The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender on an After-Tax Basis for any increase in costs that such Lender determines are attributable to its making or maintaining of its Commitment or the Loans evidenced by its Loan Certificates or funding arrangements utilized in connection with such Loans, or any reduction in any amount receivable by such Lender hereunder or under any Operative Document in respect of any of its Commitments, such Loans or such arrangements (such increases in costs and reductions in amounts receivable (including any amounts covered by clause (b) below) being herein called “Additional Costs”), resulting from any Regulatory Change that:

(i)	imposes any Tax that is the functional equivalent of any reserve, special deposit or similar requirement of the sort covered by Clause 5.11(a)(ii); or

(ii)	imposes or modifies any reserve, special deposit or similar requirements (including any Reserve Requirement) relating to any extension of credit or other assets of, or any deposits with or other liabilities of, such Lender, any commitment of such Lender (including, without limitation the Commitment of such Lender hereunder); or

(iii)	imposes any other condition affecting this Agreement, the Loan Certificates (or any of such extensions of credit or liabilities) or its Commitments.

(b)	Without limiting the effect of the foregoing provisions of this Clause 5.11 (but without duplication), the Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any increase in costs that it determines are attributable to the maintenance by such Lender (or any lending office or such bank holding company) of capital in respect of the Commitments or Loan of such Lender hereunder, pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful so long as compliance therewith is standard banking practice in the relevant jurisdiction) of any court or governmental or monetary authority following:

(i)	any Regulatory Change; or

(ii)	implementing any risk-based capital guideline or other similar requirement issued by any government or governmental or supervisory authority implementing at the national level the Basel Accord; or

(iii)	implementing any requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

in each case after the Original Signing Date (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any lending office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this Clause 5.11(b), “Basel Accord” means the proposals for risk-based capital framework described by the Basel Committee on Banking Regulations and Supervisory Practices commonly known as Basel III, as amended, modified and supplemented and in effect from time to time, or any replacement thereof.

(c)	Clauses 5.11(d), (e) and (f) apply in respect of this Clause 5.11.

(d)	Each Lender shall notify the Borrower of any event occurring after the Original Signing Date entitling such Lender to compensation under paragraph (a) or (b) of this Clause 5.11 as promptly as practicable, but in any event within *****, after such Lender obtains actual knowledge thereof; provided that (i) such Lender shall, with respect to compensation payable pursuant to this Clause 5.11 in respect of any Additional Costs resulting from such event, only be entitled to payment under this Clause 5.11 for Additional Costs incurred from and after the date that is ***** prior to the date of receipt of such notice by the Borrower, (ii) each Lender will use commercially reasonable efforts (at the Borrower’s expense) to mitigate the amount of compensation under paragraph (a) or (b) of this Clause 5.11 associated with such event, including designating a different lending office for the Loan evidenced by such Lender’s Loan Certificate affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, result in any economic, legal or regulatory disadvantage to such Lender, and (iii) no Lender shall discriminate against the Borrower in making any claim for compensation under this Clause 5.11, and no Lender shall treat the Borrower less favorably than such Lender’s other similarly situated borrowers. When submitting a claim pursuant to Clause 5.11, each Lender will furnish to the Borrower an officer’s certificate setting forth in reasonable detail (x) the events giving rise to compensation under paragraph (a) or (b) of this Clause 5.11, (y) the basis for determining and allocating such compensation and (z) the amount of each request by such Lender for such compensation (subject, however, to any limitations such Lender may require in respect of disclosure of confidential information relating to its capital structure), together with a statement that the determinations and allocations made in respect of such compensation comply with the provisions of this Clause 5.11, including as provided by the last proviso of this paragraph (d). Determinations and allocations by any Lender for purposes of this Clause 5.11 of the effect of any Regulatory Change pursuant to Clause 5.11(a), or of the effect of capital maintained pursuant to Clause 5.11(b), on its costs or rate of return of maintaining the Loan evidenced by its Loan Certificate or its Commitment, or on amounts receivable by it in respect of its Loan Certificate, and of the amounts required to compensate such Lender under this Clause 5.11, shall be conclusive absent manifest error; provided that such determinations and allocations are made on a reasonable basis and, in the case of allocations, are made fairly.

(e)	The Borrower shall not be required to make payments under this Clause 5.11 to any Lender if (i) a claim hereunder arises solely through circumstances peculiar to such Lender and which do not affect commercial banks in the jurisdiction of organization of such Lender generally, (ii) such Lender is not seeking similar compensation for such costs from its borrowers generally in commercial loans, or (iii) the claim arises out of a voluntary relocation by such Lender of its lending office (it being understood that any such relocation effected pursuant to this Clause 5.11 is not “voluntary”).

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5.12	Illegality

Notwithstanding any other provision of this Agreement or the Mortgage, if any Lender (an “Illegal Lender”) shall notify the Facility Agent that the introduction after the Original Signing Date of or any change after the Original Signing Date in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, fund or allow to remain outstanding its Loan Certificate, then such Lender shall, promptly after becoming aware of the same, deliver to the Borrower through the Facility Agent a certificate to that effect, and, if the Facility Agent on behalf of such Lender so requires, the Borrower shall attempt to cure such illegality or otherwise, on or before ***** (but in any event at least ***** before such illegality occurs and if such illegality has already occurred, immediately) following such notification, the Borrower shall prepay the aggregate outstanding principal amount of the Loan Certificate held by such Illegal Lender in full, together with accrued interest thereon to the date of prepayment plus all Break Amount, if any, and all other amounts due thereunder and hereunder and under the other Operative Documents to such Illegal Lender.

5.13	Market Disruption Event

If a Market Disruption Event occurs and so long as such Market Disruption Event is continuing, each Lender shall report to the Facility Agent and the Borrower its Cost of Funds for each Interest Period during which such a Market Disruption Event is continuing as soon as practicable and, if possible, prior to the first day of such Interest Period; provided, that, if such Lender is not able to obtain Dollar deposits in the London interbank (or other relevant) market matching such Interest Period, notice of its Cost of Funds rate shall be provided as follows: (i) prior to the first day of such Interest Period (or promptly thereafter), such Senior Lender shall provide to the Facility Agent an approximation of the cost to such Senior Lender of such funding for such Interest Period; and (ii) prior to the last day of such Interest Period (or earlier, to the extent practicable if Dollar deposits of a duration longer than one day are obtained), such Lender shall provide to the Facility Agent a certificate setting out the actual cost to such Lender of funding for such Interest Period. The Facility Agent shall, based on such certificate, advise the Borrower of the applicable Mismatch Interest Rate payable at the end of such Interest Period. The certification by any Lender to the Facility Agent and the Borrower of its Cost of Funds for any Interest Period shall be conclusive absent manifest error and shall constitute a certification by such Lender that such Lender’s invocation of its rights under this Clause 5.13 and its assessments hereunder have been made on a non-discriminatory basis across all facilities which are similar to the credit facility provided pursuant to this Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6.	TERMINATION OF INTEREST IN COLLATERAL

None of the Facility Agent, Security Trustee or any Lender shall have any further interest in, or other right with respect to, the Collateral with respect to any Aircraft when and if the principal amount of, Break Amount on, if any, interest on and other amounts due under all Loans in relation to such Aircraft held by such Lender and all other sums due to such Lender hereunder and under the other Operative Documents in respect of such Aircraft shall have been finally and indefeasibly paid in full; provided, however, that the interests and rights of the Lenders in and with respect to the mortgage and security interests created by the Mortgage shall continue (except with respect to any Aircraft as to which the related Loans have been repaid) after all such amounts have been paid in full so long as no Event of Default has occurred and is continuing and the Commitments have not terminated. Upon payment in full of any Loans relating to an Aircraft, the Security Trustee shall release that portion of the Collateral which relates solely to the applicable Aircraft from the Lien of the Mortgage and such Aircraft shall thereafter cease to be an “Aircraft” for the purposes of the Operative Documents.

7.	BORROWER’S REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants that on the date hereof and on each Borrowing Date:

(a)	the Borrower is a Cayman Islands exempted company, duly organized and validly existing pursuant to the laws of the Cayman Islands; is duly qualified to do business as a foreign corporation in each jurisdiction in which its operations or the nature of its business requires, except where the failure to be so qualified would not have a Material Adverse Effect; and has the corporate power and authority to purchase the Aircraft under the Assigned Purchase Agreement and to enter into and perform its obligations under the Operative Documents to which it is or shall be a party;

(b)	the execution, delivery and performance by the Borrower of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower, do not require any shareholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Borrower except such as have been duly obtained and are in full force and effect, and none of the execution, delivery or performance by the Borrower of such Operative Documents contravenes any law, judgment, government rule, regulation or order binding on the Borrower or the memorandum and articles of association of the Borrower or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien (other than Permitted Liens) upon the property of the Borrower under, any indenture, mortgage, contract or other agreement to which the Borrower is a party or by which it or its properties may be bound;

(c)	neither the execution and delivery by the Borrower of the Operative Documents to which it is a party nor the performance by the Borrower of its obligations thereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Federal, state or foreign government authority or agency, except for those specified in the opinions referred to in Clause 4.1(g) or those that would not have a Material Adverse Effect (the “Permits”);

(d)	the Operative Documents to which the Borrower is a party each constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms thereof except as such enforceability may be limited by equitable principles or applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally;

(e)	there is no pending or (to the best of Borrower’s knowledge) threatened action or proceeding before any court, arbitrator or administrative agency that individually (or in the aggregate in the case of any group of related actions or proceedings) is expected by the Borrower to have a Material Adverse Effect;

(f)	except as specified in the opinions referred to in Clause 4.1(g), no further action, including any filing or recording of any document, is necessary or advisable in order to establish and perfect the first ranking Lien on the Collateral in favor of the Security Trustee pursuant to the Mortgage;

(g)	there has not occurred any event which constitutes a Default or an Event of Default, in each case, which is presently continuing;

(h)	the Assigned Purchase Agreements and the Engine Agreements are in full force and effect and none of the Borrower or, to the knowledge of the Borrower, Airbus or any Engine Manufacturer is in default of any of its material obligations thereunder. Neither the Borrower nor either Guarantor has assigned or granted any Lien in its rights under the Assigned Purchase Agreements in respect of any of the Aircraft or the Engine Agreements or the Engines;

(i)	the Borrower has filed or caused to be filed all state, local and foreign tax returns which are required to be filed and has paid or caused to be paid or provided adequate reserves for the payment of all taxes shown to be due and payable on such returns or (except to the extent being contested in good faith and by appropriate proceedings and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) on any assessment received by the Borrower, to the extent that such taxes have become due and payable, except such returns or taxes as to which the failure to file or pay, as the case may be, could not be reasonably expected to materially and adversely affect the assets, operations or financial condition, of the Borrower;

(j)	the Borrower is not in violation of any law, order, injunction, decree, rule or regulation applicable to the Borrower of any court or administrative body, which default or violation would reasonably be expected to materially and adversely affect the operations or financial condition of the Borrower or the Borrower’s ability to execute, deliver and perform its obligations under the Operative Documents;

(k)	the Borrower is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940;

(l)	none of the information furnished by or on behalf of the Borrower to the Facility Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any misstatement of a material fact or omits any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(m)	the Borrower is fully solvent (on a cash flow and balance sheet basis) and will be fully solvent immediately following the execution of this Agreement and the Operative Documents;

(n)	no Liens have been granted or created by any Person and exist over any of the Collateral except Permitted Liens; and

(o)	Each of the dates in the column entitled “Borrowing Date” in the table set out in Schedule III is the date on which the Advance to which such date is expressed to correspond in such table is due and payable to Airbus in accordance with the Assigned Purchase Agreement.

8.	GENERAL INDEMNITY.

8.1	Subject to the next following paragraph, the Borrower hereby agrees to indemnify each Indemnitee against, and agrees to protect, save and keep harmless each of them from any and all Expenses imposed on, incurred by or asserted against any Indemnitee arising out of or directly resulting from:

(a)	following delivery of any Aircraft, Airframe or Engine, the operation, possession, use, maintenance, overhaul, testing, registration, re-registration, delivery, nondelivery, lease, non-use, modification, alteration, or sale of any such Aircraft, Airframe or Engine, or any engine used in connection with any such Airframe or any part of any of the foregoing, any lessee or any other Person whatsoever, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any person whatsoever and claims relating to any laws, rules or regulations pertaining to such operation, possession, use, maintenance, overhaul, testing, registration, re-registration, delivery, non-delivery, lease, non-use, modification, alteration, sale or return including environmental control, noise and pollution laws, rules or regulations;

(b)	following delivery of any Aircraft, Airframe or Engine, the manufacture, design, purchase, acceptance, rejection, delivery, or condition of any such Aircraft, Airframe or Engine, any engine used in connection with any such Airframe, or any part of any of the foregoing including, without limitation, latent and other defects, whether or not discoverable, or trademark or copyright infringement;

(c)	any breach of or failure to perform or observe, or any other noncompliance with, any covenant or agreement to be performed, or other obligation of any Obligor under any of the Operative Documents, or the falsity of any representation or warranty of any Obligor in any of the Operative Documents;

(d)	assuming the Lenders are making Loans in the ordinary course of their business for their own accounts, the offer, sale and delivery by the Borrower or anyone acting on behalf of the Borrower of any Loan Certificates or successor debt obligations issued in connection with the refunding or refinancing thereof (including, without limitation, any claim arising out of the Securities Act, the Securities Exchange Act of 1934, as amended, or any other federal or state statute, law or regulation, or at common law or otherwise relating to securities (collectively “Securities Liabilities”)) (the indemnity provided in this Clause 8.1(d) to extend also to any Person who controls an Indemnitee, its successors, assigns, employees, directors, officers, servants and agents within the meaning of clause 15 of the Securities Act); and

(e)	purchasing any Aircraft following an Event of Default, including any costs incurred after purchasing such Aircraft and prior to resale of such Aircraft and the recovery of all other amounts owing hereunder following an Event of Default or the enforcement against the Borrower or any other Obligor of any of the terms thereof (including, without limitation, pursuant to clause 5 of the Mortgage) and including any amounts payable by any Indemnitee pursuant to clause 11.2 of the Step-In Agreement.

8.2	The foregoing indemnity shall not extend to any Expense of any Indemnitee to the extent attributable to one or more of the following:

(a)	acts or omissions involving the willful misconduct or gross negligence of such Indemnitee;

(b)	any Tax, or increase in Tax liability under any Tax law (such matter being subject to the indemnity in Clause 5.3); provided, however, that this clause (b) shall not apply to (A) Taxes which have arisen as a result of or while an Event of Default has occurred and is continuing; (B) Taxes taken into consideration in making any payments on an After-Tax Basis or (C) to any license, documentation, registration or filing fees imposed upon or in connection with the execution, delivery, registration or filing in connection with the Mortgage as otherwise contemplated in the Operative Documents;

(c)	except to the extent attributable to acts or events occurring prior thereto, acts or events (other than acts or events related to the performance by any Obligor of its obligations pursuant to the terms of the Operative Documents) that occur after the Mortgage is required to be terminated in accordance with clause 7.1 of the Mortgage; provided, that nothing in this clause (c) shall be deemed to exclude or limit any claim that any Indemnitee may have under Applicable Law by reason of an Event of Default or for damages from any Obligor for breach of any Obligor’s covenants contained in the Operative Documents or to release any Obligor from any of its obligations under the Operative Documents that expressly provide for performance after termination of the Mortgage;

(d)	to the extent attributable to any transfer by or on behalf of such Indemnitee of any Loan Certificate or interest therein, except for Expenses incurred as a result of any such transfer after an Event of Default, pursuant to the exercise of remedies under any Operative Document;

(e)	to the extent solely attributable to the incorrectness or breach of any representation or warranty of such Indemnitee or any related Indemnitee contained in or made pursuant to any Operative Document;

(f)	to the extent solely attributable to the failure by such Indemnitee or any related Indemnitee to perform or observe any agreement, covenant or condition on its part to be performed or observed in any Operative Document;

(g)	to the extent solely attributable to the offer or sale by such Indemnitee or any related Indemnitee of any interest in the Collateral, the Loan Certificates, or any similar interest in violation of the Securities Act or other applicable federal, state or foreign securities laws (other than any thereof caused by acts or omissions of any Obligor);

(h)	to the extent attributable to any amount which such Indemnitee expressly agrees with the Borrower to pay or such Indemnitee expressly agrees with the Borrower shall not be paid by or be reimbursed by the Borrower; or

(i)	for any Lien attributable to such Indemnitee or any related Indemnitee other than any Lien created pursuant to any Operative Document.

8.3	For purposes of this Clause 8, a Person shall be considered a “related” Indemnitee with respect to an Indemnitee if such Person is an Affiliate or employer of such Indemnitee, a director, officer, employee, agent, or servant of such Indemnitee or any such Affiliate or a successor or permitted assignee of any of the foregoing.

8.4	The Borrower further agrees that any payment or indemnity pursuant to this Clause 8 in respect of any “Expense” shall be on an After-Tax Basis.

8.5	If a claim is made against an Indemnitee involving one or more Expenses and such Indemnitee has notice thereof, such Indemnitee shall after receiving such notice give notice of such claim to the Borrower; provided that the failure to provide such notice shall not release the Borrower from any of its obligations to indemnify hereunder except to the extent that the Borrower is prejudiced as a result of the failure to give such notice, and no payment by the Borrower to an Indemnitee pursuant to this Clause 8 shall be deemed to constitute a waiver or release of any right or remedy which the Borrower may have against such Indemnitee for any actual damages as a result of the failure by such Indemnitee to give the Borrower such notice.

8.6	Notwithstanding any other provision of this Clause 8 to the contrary, in the case of any Expense indemnified by the Borrower hereunder which is covered by a policy of insurance maintained by the Borrower, it shall be a condition of such indemnity with respect to any particular Indemnitee that such Indemnitee shall cooperate (at no cost or liability to itself, and (if so requested) subject to being indemnified by the Borrower with respect to any liabilities it may incur as a result of an insurer’s investigation, defense or compromise) with the insurers in the exercise of their rights to investigate, defend or compromise such claim as may be required to retain the benefits of such insurance with respect to such claim.

8.7	To the extent of any payment of any Expense pursuant to this Clause 8, the Borrower, without any further action, shall be subrogated to any claims the Indemnitee may have relating thereto. The Indemnitee agrees to give such further assurances or agreements and to cooperate with the Borrower to permit the Borrower to pursue such claims, if any, to the extent reasonably requested by the Borrower (at no cost or liability to itself, and (if so requested) subject to being indemnified with respect to the Borrower’s pursuit of such claims.

8.8	In the event that the Borrower shall have paid an amount to an Indemnitee pursuant to this Clause 8, and such Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay the Borrower the amount of such reimbursement, including interest received attributable thereto (but net of costs, if any, of recovery of such amounts), provided that no Default or Event of Default has occurred and is continuing.

8.9	The Borrower will pay to each Indemnitee on demand, to the extent permitted by Applicable Law, interest on any amount of indemnity not paid when due pursuant to this Clause 8 until the same shall be paid, at the Past Due Rate.

9.	INDEMNITY TO THE FACILITY AGENT

The Borrower shall promptly indemnify the Facility Agent against any actual cost, loss or liability incurred by the Facility Agent as a result of investigating any event which it reasonably believes is an Event of Default and upon such investigation such event transpires to be a Default or an Event of Default other than any cost, loss or liability resulting from the Facility Agent willful misconduct or gross negligence.

10.	COVENANTS OF THE BORROWER.

The Borrower hereby covenants for the benefit of all Lenders, as follows:

10.1	Transfer: Except as expressly contemplated by the Operative Documents the Borrower shall not (and the Borrower shall procure that each other Obligor shall not) directly or indirectly assign, convey or otherwise transfer any of its right, title or interest in and to the Collateral or this Agreement or any of the other Operative Documents.

10.2	Taxes and Adequate Records: The Borrower will (and will procure that each other Obligor will):

(a)	pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

(b)	(other than in respect of itself) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and

(c)	permit representatives of any Lender, the Facility Agent or the Security Trustee, during normal business hours and upon reasonable prior notice, to examine, copy and make extracts from its books and records and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender, the Facility Agent or the Security Trustee (as the case may be).

10.3	Special Purpose: The Borrower will not:

(a)	have any employees earning compensation;

(b)	except for the Loans and as expressly contemplated by the Operative Documents, incur or contract to incur any indebtedness;

(c)	engage in any activity other than the execution, delivery and performance of the Operative Documents to which it is a party and activities incidental thereto, as well as ordinary corporate housekeeping activities;

(d)	except as required to perform its obligation under the Operative Documents to which it is a party, make or agree to make any capital expenditure;

(e)	create or own any subsidiary;

(f)	except as required to perform its obligation under the Operative Documents to which it is a party, make any investments;

(g)	except as required to perform its obligation under the Operative Documents to which it is a party, declare or make any dividend payment or distribution to its shareholders; or

(h)	enter into any contracts with, incur any material obligation to, or grant any security interest, pledge or lien to, any third party (excluding any contracts entered into in connection with, any payment or other obligation incurred pursuant to, and any liens granted pursuant to, the Operative Documents).

10.4	Operative Documents: The Borrower shall ensure that the Servicing Agreement, the Option Agreement and the Subordinated Loan Agreement remain in place and in full force and effect and that neither it nor any other Obligor shall breach any of the terms of any of such documents. The Borrower shall ensure that no amendment, variation, waiver or other change is made to its memorandum and articles of association or other constituent documents, the Servicing Agreement, the Option Agreement or the Subordinated Loan Agreement.

10.5	Assigned Purchase Agreement and Engine Agreements: The Borrower shall:

(a)	duly perform all of its obligations under the Assigned Purchase Agreements and the Engine Agreements, and take all actions necessary to keep the Assigned Purchase Agreements and the Engine Agreements in full force and effect;

(b)	promptly upon acquiring actual knowledge of the same, notify the Facility Agent of any material default (whether by the Borrower, Airbus or an Engine Manufacturer) under or cancellation, termination or rescission or purported cancellation, termination or rescission of the Assigned Purchase Agreement or the Engine Agreement specifying in reasonable detail the nature of such default, cancellation, rescission or termination;

(c)	not, without the Security Trustee’s prior written consent, in any way modify, cancel, terminate or amend or consent to the modification, cancellation, termination or amendment of the Assigned Purchase Agreement or the Engine Agreement;

(d)	not accept delivery of any Aircraft from Airbus before or concurrently repaying to the Lenders all amounts owing in respect of the Loans relating to that Aircraft;

(e)	not enter into or consent to any change order or other amendment, modification or supplement to the Assigned Purchase Agreement or the Engine Agreement, in relation to the Aircraft, without the written consent and countersignature of the Security Trustee (acting at the unanimous direction of the Lenders) if such change order, amendment, modification or supplement would require the consent of the Security Trustee under the Step-In Agreement or under this Agreement; and

(f)	provide to the Security Trustee promptly after the execution of the same copies, certified by the Borrower, of all material change orders (other than non charge change orders), amendments, modifications or supplements to the Assigned Purchase Agreement that would require the consent of the Security Trustee under the Step-In Agreement or under this Agreement.

10.6	Leasing or Sale of Aircraft: The Borrower shall not enter into any binding agreement for the leasing or sale of any Aircraft other than pursuant to the Option Agreement.

10.7	Further Assurances: The Borrower covenants and agrees with each Agent and the Lenders as follows:

(a)	The Borrower will cause to be done, executed, acknowledged and delivered all further documents and agreements and assurances as reasonably necessary and as any Lender shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Documents;

(b)	The Borrower, at its expense, will take, or cause to be taken, all actions (including the filing of financing statements under the Uniform Commercial Code in all applicable jurisdictions and perfection in any other jurisdiction in relation to any Operative Document) to (A) cause the security interest granted in respect of the Collateral to at all times be and remain perfected, (B) establish the priority of the Mortgage with respect to the Mortgage Collateral, (C) cause the lien of the Mortgage to at all times be and remain a perfected Lien, (D) establish the priority of the Mortgage; and (E) establish the priority of the share charge with respect to the shares of the Borrower and (F) establish the priority of the Security Trustee’s security interest in the Aircraft to the extent possible or feasible prior to delivery (or when manufacturer’s serial numbers are available in respect of the Airframe and the Engines are anticipated as being delivered and there is a possibility that such equipment may be delivered by Airbus before the Lenders are repaid the Loans in respect of an Aircraft), including by, subject to the terms of the Step-In Agreement, making filings in respect of one or more of prospective international interests, international interests or associated rights with the International Registry.

(c)	The Borrower shall pay all reasonable costs and expenses (including costs and disbursements of counsel) incurred by each Agent and the Lenders after the Original Signing Date in connection with (A) any supplements or amendments of the Operative Documents (including, without limitation, any related recording costs) (other than any supplement or amendment associated with the syndication or transfer of the Loan Certificates or the sale of participation interests therein), (B) any Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or “work-out” (whether or not consummated), or (C) the enforcement of this Clause 10.

10.8	Conduct of Business, Maintenance of Existence: The Borrower shall: (i) engage in business solely for the purpose of fulfilling its obligations under the Operative Documents; (ii) preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of business of the Borrower; provided that the Borrower shall not be required to maintain any such rights, privileges or franchises, if the failure to do so could not reasonably be expected to result in a Material Adverse Effect; and (iii) comply with all contractual obligations and requirements of law, except to the extent that failure to comply therewith could not reasonably be expected to result in a Material Adverse Effect; and comply with the provisions of its Memorandum and Articles of Association.

10.9	Increase in Lender’s Net Price: The Borrower shall not amend the detail specification for an Aircraft or consent to the amendment of the detail specification for an Aircraft, including, without limitation, by issuing an SCN, if such amendment would cause the purchase price of the Aircraft to exceed the Lender’s Net Price payable upon a Step-In pursuant to the Step-In Agreement.

10.10	BFE: the Borrower shall not agree to any change in the specification of BFE to be installed on the Aircraft on or prior to the Delivery Date, which is listed in Schedule VI, if such amendment would result in the cost of the BFE outstanding to be paid on the Delivery Date in respect of such Aircraft to exceed the BFE Budget (as escalated in accordance with the escalation formula set out in Schedule VI).

10.11	Change in Configuration or Specification as a Passenger Carrying Aircraft: The Borrower shall not alter the configuration or specification of any Aircraft as a commercial passenger carrying aircraft and shall ensure that the Aircraft is at all times required to be delivered by Airbus in the Required Specification.

10.12	Extension of Scheduled Delivery Date: The Borrower shall not agree to extend the Scheduled Delivery Date of any Aircraft beyond the end of the applicable Scheduled Delivery Month; provided that if and to the extent that there is a delay in the delivery of an Aircraft by Airbus arising out of circumstances beyond the control of Frontier Airlines or the Borrower and which Airbus is entitled to impose upon Frontier Airlines or the Borrower without their consent pursuant to the terms of the Assigned Purchase Agreement (including an “Excusable Delay” and a “Non-Excusable Delay” under (and as defined in) the Assigned Purchase Agreement (any such delay, a “Relevant Delay”), then the Scheduled Delivery Date for such Aircraft may be delayed by no more than ***** from the last day of the Scheduled Delivery Month specified for such Aircraft in Schedule III.

10.13	Liens: The Borrower will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any of its assets including the Mortgage Collateral except:

(a)	the rights of the Borrower as provided in the Mortgage, the Liens thereof and any other rights existing pursuant to the Operative Documents;

(b)	Liens for Taxes of the Borrower either not yet due or being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with GAAP), so long as the continuing existence of such Liens during such proceedings do not involve any material risk of the termination, sale, forfeiture or loss of, the Assigned Purchase Agreement or the Engine Agreement;

(c)	Liens arising out of any judgment or award against the Borrower with respect to which an appeal or proceeding for review is being prosecuted diligently and in good faith, so long as such Liens do not result in a material risk of the termination, sale, forfeiture or loss of, the Assigned Purchase Agreement or the Engine Agreement; and

(d)	any other Lien with respect to which the Borrower shall have provided a bond or other security in an amount and under terms reasonably satisfactory to the Security Trustee.

The Borrower will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any Lien not excepted above if the same shall arise at any time.

10.14	Amendments, Supplements, Etc: Forthwith upon the execution and delivery of any amendment to the Mortgage, if an applicable legal system having jurisdiction over the Borrower or the Mortgage Collateral is in existence that permits for filing and/or recording of the Mortgage and amendments or supplements thereto, the Borrower will cause such amendment to be duly filed and recorded, and maintained of record, in accordance with all Applicable Laws. In addition, the Borrower will promptly and duly execute and deliver to the Security Trustee such further documents and take such further action as the Security Trustee may from time to time reasonably request in order to more effectively carry out the intent and purpose of the Mortgage and establish and protect the rights and remedies created or intended to be created in favor of the Security Trustee under the Mortgage and the other Operative Documents, including, without limitation, if requested by the Security Trustee, at the expense of Borrower, the execution and delivery of supplements or amendments hereto, each in recordable form, in accordance with the laws of such jurisdiction as the Security Trustee may reasonably request.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10.15	Access to or Furnishing of Information: The Borrower agrees to furnish to the Facility Agent and to each Lender:

(a)	as soon as available, but not later than ***** after the close of each fiscal year of Frontier Holdings occurring after the Original Signing Date, an audited and consolidated balance sheet and related statements of Frontier Holdings and its subsidiaries at and as of the end of such fiscal year, together with an audited and consolidated statement of income for such fiscal year, each of which shall be prepared in accordance with GAAP;

(b)	as soon as available, but not later than ***** after the close of each of the first three quarters of each fiscal year of Frontier Holdings, an unaudited and consolidated balance sheet of Frontier Holdings and its subsidiaries at and as of the end of such quarter, together with an unaudited and consolidated statement of income for such quarter, each of which shall be prepared in accordance with GAAP;

(c)	as soon as available, but not later than ***** after the close of each fiscal year of Frontier Holdings occurring while amounts are outstanding under this Agreement or any Loan Certificate, a certificate of the chief financial officer, Treasurer, any Vice President, or other officer of Frontier Holdings stating that such authorized officer has reviewed the activities of the Borrower and itself and that, to the best of the knowledge of such authorized officer, there exists no Default or Event of Default or event which would require the prepayment of any loans pursuant to Clause 5.9(c), (d) or (e);

(d)	from time to time, notification of any material changes to BFE, optional features or SCNs with respect to any Aircraft, and such other information as the Facility Agent or any Lender may reasonably request;

(e)	promptly after the occurrence thereof and actual knowledge thereof by a responsible officer of the Borrower, notice of any Default or Event of Default;

(f)	promptly after the occurrence thereof, any Aviation Authority required modifications in respect of the Aircraft that the Borrower is aware of, and any optional changes effected in the prior calendar month, that would lead to an increase in the Lender’s Net Price; and

(g)	promptly upon receiving notification thereof from Airbus, the Scheduled Delivery Date of an Aircraft.

10.16	Maintenance of Separate Existence: The Borrower shall maintain certain policies and procedures relating to its existence as a separate company as follows, and shall do all things necessary to maintain their corporate existence separate and distinct from any other Person. The Borrower shall:

(a)	observe all formalities necessary to remain a legal entity separate and distinct from each Guarantor and any other Person;

(b)	maintain its assets and liabilities separate and distinct from those of each Guarantor and any other Person in such a manner that it is not difficult to segregate, identify or ascertain such assets;

(c)	maintain records, books and accounts separate from those of each Guarantor and any other Person (other than as otherwise specified in the Operative Documents);

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(d)	pay its obligations in the ordinary course of business as a legal entity separate from each Guarantor and any other Person;

(e)	keep its funds separate and distinct from any funds of each Guarantor and any other Person, and receive, deposit, withdraw and disburse such funds separately from any funds of each Guarantor and any other Person;

(f)	not agree to pay, assume, guarantee or become liable for any debt of, or otherwise pledge its assets for the benefit of, either Guarantor or any other Person except as otherwise permitted under the Operative Documents;

(g)	not hold out that it is a division of either Guarantor or any other Person or that either Guarantor or any other Person is a division of it;

(h)	not induce any third party to rely on the creditworthiness of either Guarantor or any other Person in order that such third party will contract with it (other than the guarantee of the Guarantors in favor of Airbus made in connection with the Assigned Purchase Agreement);

(i)	allocate and charge fairly and reasonably any common overhead shared with either Guarantor or any other Person;

(j)	hold itself out as a separate entity, and correct any known misunderstanding regarding its separate identity;

(k)	conduct business in its own name and ensure that all communications are made solely in its name;

(l)	not acquire the securities of either Guarantor or any Affiliate thereof;

(m)	prepare separate financial statements, if required to prepare such pursuant to Applicable Law, and separate tax returns and pay any Taxes required to be paid under applicable Tax law (provided that each Guarantor and its Affiliates may publish financial statements that consolidate those of such Guarantor and its Affiliates, and subsidiaries of such Guarantor may file consolidated Tax returns with such Guarantor and its Affiliates for Tax purposes provided that so doing does not give rise to any incremental Tax liabilities on the part of the Borrower); and

(n)	not enter into any transaction between itself and either Guarantor or their Affiliates that is more favorable to either such Guarantor or any of their Affiliates than transactions that either such Guarantor and its Affiliates would have been able to enter into at such time on an arm’s-length basis with a non-affiliated third party, or vice versa.

For the avoidance of doubt, the Borrower is authorized to engage in any activity or other undertaking expressly required or expressly authorized by the Operative Documents.

10.17	Independent Director: The Borrower shall have at least one Independent Director whose vote shall be required to take any Material Action with respect to the Borrower (it being understood that this Agreement shall not require the vote of an Independent Director for any other matter other than a Material Action).

10.18	Management and Control; COMI: Management and control of, and the principal place of business of the Borrower shall be located in the Cayman Islands. The Borrower shall ensure that it does not have a Center of Main Interests (as defined in EU Insolvency Regulations) in the European Union.

10.19	Subordinated Loan: The Borrower shall not pay or repay any amount under the Subordinated Loan Agreement while the Secured Obligations remain outstanding provided that upon delivery of an Aircraft and following payment and repayment of principal, interest, breakage costs and the amounts allocable to such Aircraft and all other amounts the due and owing under the Mortgage, the Borrower may repay amounts payable under the Subordinated Loan Agreement to the extent of available funds at such time.

10.20	LTV:

(a)	In this Clause 10.20 the following capitalized terms have the following meaning “LTV” means as of any applicable LTV Test Date for an Aircraft or an Aircraft Pool, the percentage equivalent of a fraction determined by the formula of AP – (PPI – LA - AEC)/BV where:

(i)	“AP” means the Assignable Price of such Aircraft or the sum of the Assignable Prices of all Aircraft in such Aircraft Pool;

(ii)	“PPI” means an amount equal to the aggregate of all Purchase Price Installments paid to Airbus as of the applicable LTV Test Date in respect of such Aircraft or the sum of the Purchase Price Installments paid to Airbus as of the applicable LTV Test Date in respect of all Aircraft in such Aircraft Pool;

(iii)	“LA” means the aggregate amount of all Loans made in respect of such Aircraft, as of the applicable LTV Test Date (if any) or the sum of the Loans made in respect of all Aircraft in such Aircraft Pool, as of the applicable LTV Test Date;

(iv)	“AEC” means the engine credits assigned to the Security Trustee pursuant to the Mortgage in respect of the Engines relating to such Aircraft or the sum of the engine credits assigned to the Security Trustee pursuant to the Mortgage in respect of the Engines relating to all Aircraft in such Aircraft Pool; and

(v)	“BV” means the Base Value of such Aircraft, as stated in the Aircraft Appraisal prepared in respect of such LTV Test Date or the sum of the Base Values of all Aircraft in such Aircraft Pool, as stated in the Aircraft Appraisal for each Aircraft prepared in respect of such LTV Test Date.

“Maximum LTV” means

(i)	if at any time Frontier Holdings has liquidity in the form of Unrestricted Cash and Cash Equivalents in an aggregate amount of not less than ***** as set forth in the most recent financial statements delivered pursuant to Clause 10.15 (such liquidity, the “Liquidity Threshold”), *****

(ii)	*****

(b)	The Borrower shall ensure that as of each LTV Test Date, with respect to an Aircraft or an Aircraft Pool (as the case may be), the LTV in respect of each applicable Aircraft or

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

each Aircraft Pool (as the case may be) in respect of which a Loan is outstanding does not exceed an amount equal to the Maximum LTV for such Aircraft or such Aircraft Pool (as the case may be) (the “LTV Test”) provided that the Borrower shall not be deemed to have breached the LTV Test if it is in compliance with its obligation set forth in Clause (c) below.

(c)	In the event of an LTV Test failure, the Borrower shall, within ***** of the LTV Test Date on which such failure occurred either:

(i)	prepay the applicable Loans in accordance with Clause 5.9(b); or

(ii)	pay to the Security Trustee cash, or provide such other Cash Equivalent collateral in such form as the Facility Agent in its sole discretion agrees, (“LTV Collateral”) in an amount, or with a value, equal to that which if applied to prepay the Loan or Loans relating to the Aircraft in respect of which the failure of the LTV Test has occurred, would reduce the principal outstanding thereto in order that a failure of the LTV Test would not occur if it were calculated following such prepayment. Upon provision LTV Collateral in the amount required pursuant to this Clause (ii) or prepayment of the applicable Loan(s) in accordance with Clause (i) above, the relevant failure of the LTV Test shall not constitute a Default.

(d)	Except as expressly specified in this Clause 10.20(d), the Borrower shall have no entitlement to receive payment of any part of the LTV Collateral. Following the provision by the Borrower of any LTV Collateral, the Security Trustee shall, if the Borrower is in compliance with the LTV Test as of any LTV Test Date following provision of any LTV Collateral and provided no Default is continuing, within ***** after such LTV Test Date, release to the Borrower (at the request and cost of the Borrower), by way of release of such LTV Collateral from the related Eligible Account, an amount or value equal to that by which the amount or value of LTV Collateral provided by the Borrower exceeds the amount or value required in order to not be in any breach of the LTV Test as of such LTV Test Date.

(e)	The Borrower agrees that any LTV Collateral shall be deposited in an Eligible Account.

(f)	Following the occurrence of an Event of Default which is continuing, in addition to all rights and remedies of the Security Trustee elsewhere in this Agreement or under Law or pursuant to any Operative Document, the Security Trustee may immediately or at any time thereafter, without notice to the Borrower, use, enforce, apply and/or retain all or part of the LTV Collateral in or towards the payment or discharge of any matured obligation owed by the Borrower under this Agreement or any other Operative Documents, in such order as the Security Trustee sees fit.

(g)	If the Security Trustee exercises any of the rights described in Clause (f) above and the LTV in respect of any Aircraft or any Aircraft Pool (as the case may be) exceeds the Maximum LTV in respect of such Aircraft or such Aircraft Pool (as the case may be) after such exercise, the Borrower shall, within ***** of demand in writing from the Security Trustee, perform one of the options in (c) to the extent necessary for the LTV Test.

(h)	The Borrower shall notify the Facility Agent promptly if Frontier Holdings’ Unrestricted Cash and Cash Equivalents have at any time fallen below the Liquidity Threshold required by Clause 10.20(a) of this Agreement or the threshold required by clause 9(f) of the Frontier Holdings Guarantee.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10.21	Equity Contribution: The Borrower shall pay an amount equal to each Equity Contribution in respect of an Aircraft to Airbus on or before the Borrowing Date to which such Equity Contribution corresponds as set out in Schedule III.

11.	THE FACILITY AGENT

The provisions of Schedule IV (Facility Agent) shall apply to this Agreement.

12.	THE SECURITY TRUSTEE

The provisions of Schedule V (The Security Trustee) shall apply to this Agreement.

13.	CONDUCT OF BUSINESS BY THE FINANCE PARTIES

13.1	No provision of this Agreement or any other Operative Document will:

13.1.1	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

13.1.2	without limiting the obligations of the Finance Parties to mitigate or otherwise take actions contained in this Agreement, oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it in respect of Tax or to investigate the extent, order and manner of any such claim; or

13.1.3	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or, except as otherwise required by Clauses 5.3 and 5.11, any computations in respect of Tax.

14.	SUPPLEMENTS AND AMENDMENTS TO THIS AGREEMENT AND OTHER DOCUMENTS

14.1	Instructions of Majority; Limitations

(a)	At any time and from time to time, at the request of the Borrower, the Facility Agent (but only on the written direction of the Majority Lenders) shall (x) execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Agreement or any other Operative Document as specified in such request or (y) provide a consent when required by the terms of any Operative Document, provided that, without the consent of each Lender adversely affected thereby, no such amendment of or supplement to any such document, or waiver or modification of the terms of any thereof, shall:

(i)	modify any of the provisions of this Clause 14.1 or the definitions of the terms, “Majority Lenders” or “Operative Documents”, contained herein or in any other Operative Document;

(ii)

increase the principal amount of any Loan Certificate or reduce the amount or extend the time of payment of any amount owing or payable under any Loan Certificate or (except as provided in the Operative Documents) increase or reduce the Break Amount or interest payable on any Loan Certificate (except that only the consent of the Lender shall be required for any decrease in any amounts of or the rate of Break Amount or interest payable on such Loan Certificate or any extension for the time of payment of any amount payable under such Loan Certificate);

(iii)	reduce, modify or amend any indemnities in favor of any Lender or in favor of or to be paid by the Borrower or alter the definition of “Indemnitee” to exclude any Lender; or

(iv)	release the Borrower from its obligations in respect of the payment of the principal and interest then outstanding (or other amounts payable therewith) or change any of the circumstances under which any amounts payable pursuant to this Agreement and the other Operative Documents are payable.

(b)	Notwithstanding the foregoing, without the consent of each Lender, no such supplement to this Agreement, the Mortgage or the Share Charge, or waiver or modification of the terms hereof or of any other agreement or document shall expressly permit the creation of any Lien on the Collateral or any part thereof, except as herein expressly permitted, or deprive any Lender of the benefit of the Lien of the Mortgage on the Collateral or the Lien of the Share Charge except in connection with the exercise of remedies under Clause 7 of the Mortgage or under equivalent provisions of the Share Charge.

(c)	Except as provided in this Clause 14.1, the Security Trustee shall not amend, supplement or waive the terms of this Agreement, the Mortgage, the Share Charge or any other Operative Documents.

14.2	Facility Agent Protected

If, in the reasonable opinion of the institution acting as the Facility Agent hereunder any document required to be executed pursuant to the terms of Clause 14.1 affects any right, duty, immunity or indemnity with respect to it under this Agreement or any other Operative Document, the Facility Agent may in its reasonable discretion decline to execute such document.

14.3	Documents Mailed to Lenders

Promptly after the execution by the Facility Agent of any document entered into pursuant to Clause 14.1, the Facility Agent shall mail, by certified mail, postage prepaid, a conformed copy thereof to each Lender at its address shown on the Certificate Register, but the failure of the Borrower or Facility Agent, to mail such conformed copies shall not impair or affect the validity of such document.

15.	NOTICES

15.1	All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by facsimile or electronic mail, or by prepaid courier service, and shall be effective upon receipt.

15.2

Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Clause 15, notices, demands, instructions and other communications in writing shall be given to or made upon the parties hereto at their addresses (or to their facsimile numbers)

as follows: (a) if to the Borrower or the Security Trustee, to the addresses specified in clause 7.6 of the Mortgage, (b) if to a Lender or the Facility Agent to the address specified on Schedule I, or (c) if to any subsequent Lender, addressed to such Lender at its address specified in the Certificate Register maintained pursuant to Clause 5.6.

16.	GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; AGENT FOR SERVICE OF PROCESS.

16.1	This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York.

16.2	The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and the Borrower irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

16.3	The Borrower irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Clause 16.2. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

16.4	Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Clause 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

16.5	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS CLAUSE.

16.6

The Borrower hereby irrevocably appoints and designates Corporation Service Company (the “Agent for Service of Process”), having an address at Corporation Service Company, 80 State Street, Albany, New York 12207-2543, as its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting service of legal process and the Borrower agrees that service of process upon such party shall constitute personal service of such process on such person. The Borrower shall maintain the designation and appointment of the Agent for Service of Process at such address until all amounts payable under this Agreement shall have been paid in full. If the Agent for Service of Process shall cease to so act, the Borrower shall immediately designate and shall promptly deliver to the Facility Agent evidence in writing of acceptance by another agent for service of process of such appointment, which such other agent for service of process shall have an address for receipt of service of process in the State of New York and the provisions above shall equally apply to such other agent for service of process.

17.	INVOICES AND PAYMENT OF EXPENSES

Each Agent and the Lenders shall promptly submit to the Borrower copies of invoices of the Transaction Expenses (as defined below) as they are received. The Borrower agrees to pay Transaction Expenses promptly upon receipt of detailed invoices of such Transaction Expenses regardless as to whether or not the Effective Date occurs (except in circumstances where such failure to occur is as a result of the breach by any Lender of its obligations hereunder following satisfaction by the Borrower of the Conditions Precedent set out in Clause 4 (Conditions)). For the purposes hereof, “Transaction Expenses” means:

(a)	with respect to the preparation, negotiation, execution and delivery of this Agreement and the payment or anticipated drawing of each Loan on each Borrowing Date, the reasonable fees, expenses and disbursements of Clifford Chance US LLP, special counsel to the Lenders and the Facility Agent, as well as the reasonable fees and expenses of special Cayman Islands counsel and any counsel to the Security Trustee (subject to any agreed caps);

(b)	all fees, taxes (including license, documentary, stamp, excise and property taxes) and other charges payable in connection with the recording or filing of instruments and financing statements;

(c)	each Agent’s and each Lender’s reasonable out-of-pocket costs and expenses relating to the negotiation and closing of this transaction (with any travel expenses requiring prior notice to the Borrower);

(d)	each Agent’s and each Lender’s reasonable out-of-pocket costs and expenses relating to any release of any Collateral or the delivery of the Aircraft contemplated hereby (including the reasonable fees, expenses and disbursements of legal counsel and with any travel expenses requiring prior notice to the Borrower); and

(e)	each Agent’s and each Lender’s reasonable out-of-pocket costs and expenses relating to any waiver, amendment or modification of the Operative Documents (including the reasonable fees, expenses and disbursements of legal counsel and with any travel expenses requiring prior notice to the Borrower).

18.	CONFIDENTIALITY

Each of the Lenders and each Agent covenants and agrees to keep confidential, and not to disclose to any third parties, the Operative Documents and all non-public information received by it from the Borrower, Airbus or the Engine Manufacturer pursuant to the Operative Documents or the Assigned Purchase Agreement or the Engine Agreement, if any is so delivered, provided that, to the extent permitted by any applicable confidentiality agreement with Airbus or the Engine Manufacturer, such information may be made available:

(a)	to any transferee or participant (or any prospective transferee or participant) of a Lender’s Commitments, Loan or Loan Certificates or the Security Trustee’s respective interest in the Collateral, in each case so long as such transferee or participant (or prospective transferee or participant) first executes and delivers to the respective Lender a confidentiality agreement consistent with the foregoing or is otherwise bound by a substantially similar obligation of confidentiality;

(b)	to any Lender’s counsel or independent certified public accountants, independent insurance advisors or other agents who agree to hold such information confidential on the terms provided;

(c)	as may be required by Applicable Law or by any statute, court or administrative order or decree or governmental ruling or regulation (or, in the case of any Lender, to any bank examiner or other regulatory personnel); or

(d)	as may be necessary for purposes of enforcement of any Operative Document.

19.	MISCELLANEOUS

19.1	The representations, warranties, indemnities and agreements of the Borrower provided for in this Agreement and each party’s obligations under any and all thereof, shall survive the expiration or other termination of this Agreement or any other Operative Document, except as expressly provided herein or therein.

19.2	This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party or parties thereto.

19.3

(a)	This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns including each successive holder of any Loan Certificate(s) issued and delivered pursuant to this Agreement. Each Lender, by its acceptance of its Loan Certificate, agrees to be bound by all of the provisions of this Agreement and the other Operative Documents applicable to a Lender.

(b)	The Borrower may not assign any of its rights or obligations under this Agreement or the other Operative Documents except to the extent expressly provided thereby.

(c)

Each Lender, at no cost to any Obligor, may assign any of its Loan, its Loan Certificates and its Commitments to any Person with, unless a Default is continuing, the consent of the Borrower and the Guarantors, in each case, such consent not to be unreasonably withheld or delayed; provided that (i) each such assignment by a Lender of its Loan, Loan Certificates or Commitment shall be made in such manner so that the same portion of its Loan, Loan Certificates and Commitment is assigned to the respective assignee; (ii) no assignment shall be permitted if such would result in the Borrower or either Guarantor incurring any increased liability or cost under the Operative Documents as a result of such assignment based on laws in effect as of the date of such arrangement; (iii) such assignment shall be effected by the execution and delivery by the assignee and assignor of an agreement in the form of the Loan Assignment Agreement attached as Exhibit B hereto; and (iv) such assignment shall be permitted pursuant to Clause 12.4 of the Step In Agreement. Upon execution and delivery by the assignee to the Borrower, the Facility Agent and the Security Trustee of the Loan Assignment Agreement pursuant to which such assignee agrees to become a “Lender” hereunder (if not already a Lender) having the Commitment and/or Loan amount specified in such instrument, and upon consent thereto by the Borrower and, the Facility Agent, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Borrower, the Security Trustee and the Facility Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment and/or Loan (or portions thereof) assigned to it (in addition to the Commitment and, Loan, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned.

(d)	Each Lender may sell or agree to sell to one or more other Persons a participation in all or any part of the Loan held by it, or in its Commitments, in which event each purchaser of a participation (a “Participant”) shall be entitled to the rights and benefits of the provisions hereof with respect to its participation in such Loan and Commitments as if such Participant were a “Lender” for purposes hereof. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Operative Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of such Lender’s Commitment, (ii) extend the date fixed for the payment of regularly scheduled principal of or interest on the Loan or any portion of any fee hereunder payable to the Lender, (iii) reduce the amount of any such payment of principal or (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Lenders, to a level below the portion of such rate or fee which the Participant is entitled to receive.

(e)	In addition to the assignments and participations permitted under the foregoing provisions of this Clause 19.3(b), any Lender may assign and pledge all or any portion of its Loan and its Loan Certificates to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank provided that neither the Borrower nor either Guarantor would incur an increased liability or cost under the Operative Documents as a result of such arrangement or pledge based on laws in effect at the time of such sale. No such assignment shall release the assigning Lender from its obligations hereunder.

(f)	Notwithstanding the above, a Lender may not assign or transfer all or any portion of its Loan, Commitment or any Loan Certificate or interest therein (i) in violation of the Securities Act or applicable foreign or state securities laws (ii) prior to the drawdown of the Loans.

20.	LIMITATION OF SECURITY TRUSTEE LIABILITY

It is expressly understood and agreed by the parties that (A) this document is executed and delivered by Bank of Utah, not individually or personally, but solely as Security Trustee, (B) each of the representations, undertakings and agreements herein made on the part of the Security Trustee is made and intended not as personal representations, undertakings and agreements by Bank of Utah, but only in its capacity as Security Trustee for the Facility Agent and the Lenders,

(C) nothing herein contained shall be construed as creating any liability on Bank of Utah, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (D) under no circumstances shall Bank of Utah be personally liable for the payment of any indebtedness or expenses of the Lenders or the Facility Agent or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Security Trustee under this Agreement, the Operative Documents or any other related documents excluding, in each case, gross negligence, willful misconduct or simple negligence in the handling of money by the Security Trustee for which it shall be liable in its individual capacity.

21.	LIMITATION ON LIABILITY

21.1	Notwithstanding anything contained in this Agreement to the contrary, recourse against the Borrower with respect to this Agreement shall be limited to the assets of the Borrower, as they may exist from time to time and each of the Security Trustee, the Facility Agent and the Lenders agree not to seek before any court or Governmental Entity to have any shareholder, director or officer of the Borrower, held liable, in their personal or individual capacities, for any actions or inactions of the Borrower or any obligations or liability of the Borrower under this Agreement other than in the case of gross negligence or willful misconduct.

21.2	Each of the Security Trustee, the Facility Agent and the Lenders agree that with respect to any actions or inactions of the Borrower or any obligations or liability of the Borrower under this Agreement, it shall not commence any case, proceeding, proposal or other action under any existing or future law of any jurisdiction relating to the bankruptcy, insolvency, reorganization, arrangement in the nature of insolvency proceedings, adjustment, winding-up, liquidation, dissolution or analogous relief with respect to the Borrower.

21.3	Nothing in this Clause 21 shall:

21.3.1	be construed to limit the exercise of remedies pursuant to this Agreement in accordance with its terms; or

21.3.2	be construed to waive, release, reduce, modify or otherwise limit the obligations and liabilities of any guarantor of the Borrower’s obligations or liabilities hereunder.

21.4	The provisions of this Clause 21 shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER

VERTICAL HORIZONS, LTD., Borrower

By:	/s/ Grant Cellier
Name:	Grant Cellier
Title:	Director

SECURITY TRUSTEE

BANK OF UTAH, not in its individual capacity but solely as Security Trustee

By:	/s/ John Thomas
Name:	John Thomas
Title:	Vice President

By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Vice President

FACILITY AGENT

CITIBANK, N.A., as Facility Agent

By:	/s/ Meghan O’Connor
Name:	Meghan O’Connor
Title:	Vice President

By:
Name:
Title:

[Citi/Frontier A321/A320neo/A320 PDP Second Amended and Restated Credit Agreement]

ARRANGER

CITIGROUP GLOBAL MARKETS, INC., as Arranger

By:	/s/ Scott Debano
Name:	Scott Debano
Title:	Managing Director

By:
Name:
Title:

LENDER

CITIBANK, N.A., as Lender

By:	/s/ Meghan O’Connor
Name:	Meghan O’Connor
Title:	Vice President

By:
Name:
Title:

[Citi/Frontier A321/A320neo/A320 PDP Second Amended and Restated Credit Agreement]

SCHEDULE I

NOTICE & ACCOUNT INFORMATION

Lender	Citibank, N.A.
1615 Brett Road
Building 111
New Castle, DE 19720

Attention: Loan Administration
Fax: *****
Email: *****

With a copy to:

Citibank, N.A.
388 Greenwich Street, 34th Floor
New York, NY 10013

Attention: *****
Fax: *****
Email: *****

Facility Agent	Citibank, N.A.
1615 Brett Road
Building 111
New Castle, DE 19720

Attention: *****
Fax: *****
Email: *****

With a copy to:

Citibank, N.A.
388 Greenwich Street, 34th Floor
New York, NY 10013

Attention: *****
Fax: *****
Email: *****

Account Details:	Bank Name: Citibank, N.A.
ABA: *****
Account Name: *****
Account No.: *****
Reference: *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE II

COMMITMENTS

Lender	Participation Percentage	Maximum Commitment

Citibank, N.A.	100%	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE III

ADVANCES

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE IV

THE FACILITY AGENT

1.	Appointment of the Facility Agent

1.1	Each of the Lenders appoints the Facility Agent to act as its agent under and in connection with the Operative Documents.

1.2	Each of the Lenders authorizes the Facility Agent to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under or in connection with the Operative Documents together with any other incidental rights, powers, authorities and discretions.

1.3	Unless expressly provided otherwise in the Operative Documents, each of the Lenders shall exercise its rights through the Facility Agent or the Security Trustee.

2.	Duties of the Facility Agent

2.1

(a)	The Facility Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Facility Agent for that Party by any other Party.

(b)	Paragraph (a) above shall not apply to any assignment agreement executed pursuant to clause 19.3(b)(i) or (ii).

2.2	The Facility Agent shall promptly forward to each of the Lenders a copy of any document or notice which is delivered to the Facility Agent by the Security Trustee.

2.3	If the Facility Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Lenders.

2.4	The Facility Agent shall promptly notify the Lenders of any Default (in relation to which it has actual knowledge) arising under Clause 4(a) (Non Payment) of the Mortgage.

2.5	The Facility Agent’s duties under the Operative Documents are solely mechanical and administrative in nature.

2.6	Except where an Operative Document expressly and specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

3.	No fiduciary duties

3.1	Nothing in this Agreement constitutes the Facility Agent as a trustee or fiduciary of any other Person.

3.2	The Facility Agent shall not be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

4.	Business with the Borrower

The Facility Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

5.	Rights and discretions of the Facility Agent

5.1	The Facility Agent may rely on:

(a)	any representation, notice or document believed by it to be genuine, correct and appropriately authorized; and

(b)	any statement made by a director, authorized signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

5.2	The Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(a)	no Default has occurred (unless it has actual knowledge of a Default arising under clause 4(a) (Non-Payment) of the Mortgage); and

(b)	any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised.

5.3	The Facility Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts provided that such engagement shall not cause any additional expense or cost to the Borrower or either Guarantor unless approved in advance in writing by either such Guarantor.

5.4	The Facility Agent may act in relation to the Operative Documents through its personnel and agents.

5.5	The Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

5.6	Notwithstanding any other provision of any Operative Document to the contrary, the Facility Agent is not obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

6.	Majority Lenders’ instructions

6.1	Unless a contrary indication appears in a Operative Document, the Facility Agent shall act in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from acting or exercising any right, power, authority or discretion vested in it as Facility Agent) and shall not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with such an instruction of the Majority Lenders.

6.2	Unless a contrary indication appears in a Operative Document, any instructions given by the Majority Lenders will be binding on all the Lenders.

6.3	The Facility Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) until it has received such security as it may require for any cost, loss or liability (together with any associated VAT) which it may incur in complying with the instructions.

6.4	In the absence of instructions from the Majority Lenders, (or, if appropriate, the Lenders) the Facility Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

6.5	The Facility Agent is not authorized to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Operative Document.

7.	Responsibility for documentation

The Facility Agent is not (i) responsible for the legality, validity, effectiveness, adequacy or enforceability of any Operative Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Operative Document or (ii) responsible for any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by Applicable Law or regulation relating to insider dealing or otherwise, unless the Facility Agent is informed by the Borrower or either Guarantor in writing that specific information being provided to the Facility Agent is non-public information.

8.	Exclusion of liability

8.1	Without limiting sub-clause 8.2, the Facility Agent will not be liable for any action taken by it under or in connection with any Operative Document, unless directly caused by its gross negligence or willful misconduct.

8.2	No Party may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Operative Document and any officer, employee or agent of the Facility Agent may rely on this sub-clause. Any third party referred to in this sub-clause 8.2 may enjoy the benefit of and enforce the terms of this sub-clause 8.2.

8.3	The Facility Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Operative Documents to be paid by the Facility Agent if the Facility Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognized clearing or settlement system used by the Facility Agent for that purpose.

8.4	Nothing in this Agreement shall oblige the Facility Agent to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Facility Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Facility Agent.

9.	Lenders’ indemnity to the Facility Agent

Each Lender shall (in proportion to its share of the total Commitments or, if the total Commitments are then zero, to its share of the total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within ***** of demand, against any cost, loss or

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

liability incurred by the Facility Agent (otherwise than by reason of the Facility Agent’s gross negligence or wilful misconduct) in acting as Facility Agent under the Operative Documents (unless the Facility Agent has been reimbursed by the Borrower pursuant to an Operative Document).

10.	Resignation of the Facility Agent

10.1	The Facility Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Borrower.

10.2	Alternatively the Facility Agent may resign with the consent of the Borrower (such consent not to be unreasonably withheld or delayed and provided that, such consent shall not be required if there shall have occurred and be continuing an Event of Default) by giving notice to the Lenders, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Facility Agent.

10.3	If the Majority Lenders have not appointed a successor Facility Agent in accordance with sub-clause 10.2 within ***** after notice of resignation was given, the Facility Agent (after consultation with the Borrower) may appoint a successor Facility Agent.

10.4	The retiring Facility Agent shall, at its own cost, make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions as Facility Agent under the Operative Documents.

10.5	The Facility Agent’s resignation notice shall only take effect upon the appointment of a successor.

10.6	Upon the appointment of a successor, the retiring Facility Agent shall be discharged from any further obligation in respect of the Operative Documents but shall remain entitled to the benefit of this Clause 10. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

10.7	With (prior to the occurrence of an Event of Default that is continuing) the consent of the Borrower (such consent not to be unreasonably withheld or delayed), the Majority Lenders may, by notice to the Facility Agent, require it to resign in accordance with sub-clause 10.2. In this event, the Facility Agent shall resign in accordance with sub-clause 10.2.

11.	Confidentiality

11.1	In acting as agent for the Lenders, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

11.2	If information is received by another division or department of the Facility Agent, it may be treated as confidential to that division or department and the Facility Agent shall not be deemed to have notice of it.

11.3	Notwithstanding any other provision of any Operative Document to the contrary, the Facility Agent is not obliged to disclose to any other person any confidential information or any other information if the disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of a fiduciary duty.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.	Relationship with the Lenders

The Facility Agent may treat each Lender as a Lender, entitled to payments under this Agreement and acting through its Facility Office unless it has received not less than ***** prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

13.	Credit appraisal by the Lenders

Without affecting the responsibility of the Obligors for information supplied by it or on its behalf in connection with any Operative Document and the transactions contemplated thereby, each Lender confirms to the Facility Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Operative Document including but not limited to:

13.1	the financial condition, status and nature of the Obligors;

13.2	the legality, validity, effectiveness, adequacy or enforceability of any Operative Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Operative Document;

13.3	whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Operative Document, the transactions contemplated by the Operative Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Operative Document; and

13.4	the adequacy, accuracy and/or completeness of any information provided by any Party or by any other person under or in connection with any Operative Document, the transactions contemplated by the Operative Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Operative Document.

14.	Written Directions

The Borrower shall be entitled to rely on any written direction believed by it (acting reasonably) to be given by the Facility Agent or the Security Trustee, as the case may be, as having been authorized, to the extent required by this Agreement, by all the Finance Parties.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE V

THE SECURITY TRUSTEE

1.	Acceptance of Trusts

The Security Trustee hereby confirms its acceptance of the trusts created under the Mortgage and the other Operative Documents and covenants and agrees to perform and observe all of its covenants and undertakings set forth in this Agreement, the Mortgage and the other Operative Documents, which shall govern the duties and responsibilities of the Security Trustee to the Finance Parties. The parties hereto agree that Bank of Utah, in its capacity as Security Trustee, acts hereunder solely as security trustee as herein provided and not in its individual capacity except as otherwise herein provided.

2.	Duties and Responsibilities of the Security Trustee to the Finance Parties

2.1	In the event the Security Trustee shall have knowledge of an Event of Default (which shall not have been cured), the Security Trustee shall give prompt written notice of such Event of Default to the Facility Agent. Subject to the provisions of sub-clause 3.3 of this Schedule V, the Security Trustee shall take such action with respect to any Event of Default as the Security Trustee shall be instructed in writing by the Majority Lenders. If the Security Trustee shall not have received instructions as above provided within ***** after the mailing of notice of such Event of Default the Security Trustee shall, subject always to instructions received thereafter pursuant to the preceding sentence, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Event of Default as it shall determine advisable in the best interests of the Finance Parties and shall use the same degree of care and skill in connection therewith as a prudent person would use under the circumstances in the conduct of his or her own affairs. In the absence of actual knowledge of an officer in the “Corporate Trust Department” or its equivalent of the Security Trustee, the Security Trustee shall not be deemed to have knowledge of an Event Default unless notified in writing of such Event of Default by the Facility Agent.

2.2	Subject to the terms of sub-clauses 2.1 and 2.3(f) of this Schedule V, with respect to the Aircraft and each Operative Document, upon the written instructions at any time and from time to time of the Majority Lenders, the Security Trustee shall take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder or under the Operative Documents as shall be specified in such instructions; and (ii) approve as satisfactory to the Security Trustee all matters expressly required by the terms hereof or thereof to be satisfactory to the Security Trustee, it being understood that without the written instructions of the Majority Lenders the Security Trustee shall not approve any such matter as satisfactory to the Security Trustee. The Security Trustee shall execute such documents as may be required under this Agreement or any other Operative Document as may be specified from time to time in written instructions of the Majority Lenders.

2.3	No provision of this Agreement shall be construed to relieve the Security Trustee from liability for the Security Trustee’s own grossly negligent action, its own grossly negligent failure to act, or its own wilful misconduct or the Security Trustee’s simple negligence in the handling of money, except that:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(a)	the duties and obligations of the Security Trustee shall be determined solely by the express provisions of this Agreement, and the Security Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Security Trustee;

(b)	in the exercise of good faith, the Security Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Security Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Security Trustee, the Security Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the other Operative Documents;

(c)	the Security Trustee shall not be liable for any error of judgment made in good faith by a responsible officer of it, unless it shall be proved that the Security Trustee was grossly negligent in ascertaining the pertinent facts;

(d)	the Security Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith and without gross negligence (or simple negligence in the handling of money) in accordance with the direction in writing of the Majority Lenders, relating to the time, method and place of conducting any proceeding for any remedy available to the Security Trustee, or exercising any right or power conferred upon the Security Trustee under this Agreement, and shall not be obligated to perform any discretionary act under this Agreement without the instructions in writing of the Majority Lenders;

(e)	the Security Trustee shall not be under any obligation to exercise any rights or powers or take any other action upon the instructions of the Majority Lenders (including, without limitation, the insuring, taking care of or taking possession of the Aircraft or any Engine), and no provision of this Agreement shall require the Security Trustee to expend or risk its own funds or otherwise incur any financial liability, unless and until the Security Trustee shall have been fully indemnified by any person reasonably acceptable to the Security Trustee against all liability and expense in connection with the exercise of such right or power or the taking of such other action; and

(f)	the Security Trustee shall have a claim and Lien upon, the Collateral and this Agreement and the Assigned Purchase Agreement prior to the other Finance Parties for any costs or expenses incurred by the Security Trustee acting in accordance with written instructions from Facility Agent and for which the Security Trustee shall not have been reimbursed.

2.4	Promptly upon receipt by the Security Trustee from either Obligor of the financial statements, reports and other documents to be furnished by either Obligor pursuant to this Agreement or pursuant to the other Operative Documents, if any, and of all other notices and documents to be delivered by the Obligors to the Security Trustee pursuant to the other Operative Documents, the Security Trustee shall furnish copies thereof to the Facility Agent, unless such notices and documents have previously been so provided.

3.	Certain Rights of the Security Trustee

Except as otherwise provided above:

3.1	the Security Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, trust certificate, guaranty or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

3.2	whenever in the administration of this Agreement the Security Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Security Trustee (unless other evidence be herein specifically prescribed) may, in the exercise of good faith on its part, rely on a certificate of a responsible officer of any Person;

3.3	the Security Trustee may consult with counsel, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in reliance thereon;

3.4	the Security Trustee shall not be liable for any action taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

3.5	in furtherance of any trust created hereby, the other Finance Parties shall provide the Security Trustee with all such further documents as the Security Trustee may reasonably request from time to time, in order to give effect to the trust created hereby.

4.	Application of Debt Service and Other Payment

To the extent received and subject to Clause 5 (Funds May Be Held by Security Trustee) of this Schedule V, the Security Trustee covenants and agrees to apply all payments received by it under this Agreement and the other Operative Documents when and as the same shall be received in the order of priorities specified in Clause 5.4 (Distribution of Funds Received) of this Agreement.

5.	Funds May Be Held by Security Trustee

Any monies, proceeds from any Collateral, until at any time paid to or property held by the Security Trustee as part of the Collateral, paid out by the Security Trustee as herein provided, shall be held by the Security Trustee on deposit in an Eligible Account, and the Security Trustee shall (unless an Event of Default shall have occurred and be continuing) account to the Borrower for interest upon any such monies so held or shall invest such monies in Cash Equivalents.

6.	Security Trustee Not Liable for Delivery Delays or Defects in the Aircraft or Title or any Operative Document; May Perform Duties By other Finance Parties; Reimbursement of Expenses; Holding of the Operative Documents; Monies Held in Trust

6.1	Except as otherwise provided in Clause 2 (Duties and Responsibilities of the Security Trustee) of this Schedule V above, the Security Trustee shall not be liable to any Person for any delay in the delivery of the Aircraft, or for any default on the part of Airbus or the Borrower, or for any defect in the Aircraft or in the title thereto or any Operative Document, nor shall anything herein be construed as a warranty on the part of the Security Trustee in respect thereof or as a representation on the part of the Security Trustee in respect of the value thereof, or in respect of the title thereto or adequacy thereof, except to the extent provided in sub-clause 6.2 of this Schedule V.

6.2	Except as otherwise provided in Clause 2 of this Schedule V (Duties and Responsibilities of the Security Trustee) above, the Security Trustee may perform its powers and duties hereunder by or through such attorneys, agents and servants as it shall appoint, and shall be answerable for only its own acts, gross negligence, wilful misconduct (or mere negligence in the handling of money), and not for the default or misconduct of any attorney, agent or servant appointed by it with due care. The Security Trustee shall not be responsible in any way for the recitals herein contained or for the execution or validity of this Agreement or any other Operative Document.

6.3	Subject to any limitations set forth in a Fee Letter, the Security Trustee shall be entitled to receive payment of its reasonable expenses and disbursements hereunder (except expenses and disbursements incurred pursuant to sub-clause 8.1 of this Schedule V but including its expenses and disbursements in connection with the enforcement of its rights as Security Trustee for the relevant Collateral, in enforcing remedies hereunder, under the Agreement or under the other Operative Documents, or in collecting upon, maintaining, refurbishing or preparing for sale any portion of the Collateral) and to receive compensation for all services rendered by it in performing its duties in accordance with the terms of this Agreement. All such fees, expenses and disbursements shall be paid by the Borrower (unless paid by a Guarantor) in accordance with the relevant Fee Letter.

6.4	Any monies or proceeds from any Collateral at any time held by the Security Trustee hereunder or any other Operative Document shall, until paid out by the Security Trustee as herein provided, be held by it in trust as herein provided for the benefit of the Finance Parties.

7.	Successor Security Trustee

7.1	Persons Eligible for Appointment as Security Trustee

There shall at all times be a Security Trustee hereunder, which shall be a banking institution, trust company or corporation having a combined capital and surplus of at least *****, and in the case of a corporation, which is authorized under Applicable Law to exercise corporate trust powers and is subject to supervision or examination by federal or state banking authority. If any such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Clause 7.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Security Trustee shall cease to be eligible in accordance with the provisions of this Clause 7.1, the Security Trustee shall resign immediately in the manner and with the effect specified in Clause 8 (Resignation and Removal; Appointment of Successor Security Trustee) of this Schedule V below.

8.	Resignation and Removal; Appointment of Successor Security Trustee

8.1	The Security Trustee may at any time resign by giving written notice of resignation to the Facility Agent, with a copy to the Borrower and the Facility Agent shall promptly notify the Lenders thereof. Upon receipt by the Lenders of such written notice of resignation, the Lenders shall promptly appoint a successor agent, by written instrument, which successor shall be reasonably acceptable to the Borrower so long as no Event of Default shall have occurred and be continuing, in which case, one copy of which instrument shall be delivered to the Security Trustee so resigning, one copy to the successor agent and one copy to each of the Finance Parties. If no successor agent shall have been so appointed and have accepted appointment within ***** after the giving of such notice of resignation, the resigning agent may petition any court of competent jurisdiction for the appointment of a successor agent, or the Finance Parties may petition any such

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

court for the appointment of a successor agent. Such court may thereupon, after such notice, if any, as it may deem proper, prescribe and appoint a successor agent reasonably acceptable to Facility Agent.

8.2	With the consent of the Borrower (such consent not to be unreasonably withheld or delayed), the Majority Lenders may, by notice to the Security Trustee, require it to resign in accordance with Clause 8.1 of this Schedule V. In this event, the Security Trustee shall resign in accordance with Clause 8.1 of this Schedule V.

8.3	Any resignation or removal of the Security Trustee and appointment of a successor trustee pursuant to any of the provisions of this Clause 8 shall become effective upon acceptance of appointment by the successor trustee as provided in Clause 9 of this Schedule V (Acceptance of Appointment by Successor Security Trustee) below.

9.	Acceptance of Appointment by Successor Security Trustee

Any successor trustee appointed as provided in Clause 8 of this Schedule V (Resignation and Removal; Appointment of Successor Security Trustee) above shall execute, acknowledge and deliver to the relevant beneficiaries, and to its predecessor agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the title, rights, powers, duties and obligations of its predecessor hereunder and under the Operative Documents to which its predecessor was a party, with like effect as if originally named as the “Security Trustee” herein and therein, and every provision hereof or thereof applicable to the retiring trustee shall apply to such successor trustee with like effect as if such successor trustee had been originally named herein and therein in the place and instead of the Security Trustee; but nevertheless, on the written request of a Finance Party, or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall transfer and deliver to such successor all monies, if any, the Aircraft, the Collateral, the Operative Documents and other property held by the trustee so ceasing to act, shall execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act, and shall execute and deliver such instruments of transfer as may be reasonably requested by such successor trustee or required by any Applicable Law. Upon request of any such successor trustee, the relevant beneficiary shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers and recognizing the transfer of title as aforesaid, and shall do and perform any and all acts necessary to establish and maintain the title and rights of the successor trustee in and to the Aircraft, the Collateral, the Operative Documents and other property in the Collateral. Any trustee ceasing to act shall, nevertheless, retain a Security Interest upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Clause 6 of this Schedule V (Security Trustee Not Liable for Delivery Delays or Defects in the Aircraft or Title or any Operative Document; May Perform Duties by other Finance Parties; Reimbursement of Expenses; Holding of the Operative Documents; Monies held in Trust). No successor trustee shall accept appointment as provided in this Clause 9 of this Schedule V (Acceptance of Appointment by Successor Security Trustee) unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Clause 7.1 of this Schedule V (Persons Eligible for Appointment as Security Trustee). Upon acceptance of appointment by a successor trustee as provided in this Clause 9 of this Schedule V such successor trustee shall mail notice of the succession of such trustee hereunder to the Finance Parties.

10.	Merger or Consolidation of Security Trustee

Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger or conversion or consolidation to which the Security Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Security Trustee, shall be the successor of the Security Trustee hereunder, provided such corporation shall be eligible under the provisions of Clause 7.1 of this Schedule V (Persons Eligible for Appointment as Security Trustee), without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

11.	Appointment of Additional and Separate Security Trustees

If at any time or times the Security Trustee shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which the Aircraft, the Collateral or any Operative Document shall be situated or in which any of the same is expected to be enforced, or the Security Trustee shall be advised by counsel that it is so necessary or prudent in the interest of the beneficiaries or the beneficiaries shall in writing so request the Security Trustee, the Security Trustee shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons approved by the Security Trustee, the Facility Agent and, while no Default is continuing, the Borrower (such consent not to be unreasonably withheld or delayed) which is a reputable financial institution either to act as additional trustee or trustees of the Aircraft, the Collateral or the Operative Documents, jointly with the Security Trustee originally named herein or any successor or successors, or to act as separate agent or agents of the Aircraft, the Collateral or the Operative Documents, in any such case with such powers as may be provided in such supplemental agreement, and to vest in such bank, trust company or Person as such additional agent or separate agent, as the case may be, any property, title, right or power of the Security Trustee deemed necessary or advisable, subject to the remaining provisions of this sub-clause. The Security Trustee may execute, deliver and perform any deed, conveyance, assignment or other instrument in writing as may be required by any additional agent or separate agent for more fully and certainly vesting in and confirming to it or him any property, title, right or powers which by the terms of such supplemental agreement are expressed to be conveyed or conferred to or upon such additional agent or separate agent. Every additional agent and separate agent hereunder shall, to the extent permitted by law, be appointed and act as and be such, and the Security Trustee and its successors as the Security Trustee shall act as and be such, subject to the following provisions and conditions:

11.1	all powers, duties, obligations and rights conferred upon the Security Trustee in respect of the receipt, custody and payment of monies shall be exercised solely by the Security Trustee or its successor as Security Trustee;

11.2	all other rights, powers, duties and obligations conferred or imposed upon the Security Trustee shall be conferred or imposed upon and exercised or performed by the Security Trustee or its successor as Security Trustee and such additional agent or agents and separate agent or agents jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Security Trustee or its successor as Security Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Aircraft in any such jurisdiction) shall be exercised and performed by such additional agent or agents or separate agent or agents;

11.3	no power hereby given to, or which it is hereby provided may be exercised by, any such additional agent or separate agent shall be exercised hereunder by such additional agent or separate agent except jointly with, or with the consent of, the Security Trustee or its successor as Security Trustee, anything herein contained to the contrary notwithstanding; and

11.4	no agent hereunder shall be personally liable by reason of any act or omission of any other agent hereunder.

If at any time the Security Trustee shall deem it no longer necessary or prudent in order to conform to any such law or shall be advised by such counsel that it is no longer so necessary or prudent in the interest of the Finance Parties then the Facility Agent shall in writing so request the Security Trustee, and the Security Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional agent or separate agent. Any additional agent or separate agent may at any time by an instrument in writing constitute the Security Trustee his agent or attorney-in-fact, with full power and authority, to the extent which may be authorized by law, to do all acts and things and exercise all discretion which he is authorized or permitted to do or exercise, for and in his behalf and in his name. In case any such additional agent or separate agent shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional agent or separate agent, as the case may be, so far as permitted by law, shall vest in and be exercised by the Security Trustee, without the appointment of a new successor to such additional agent or separate agent, unless and until a successor is appointed in the manner hereinbefore provided. Any request, approval or consent in writing by the Security Trustee to any additional agent or separate agent shall be sufficient warrant to such additional agent or separate agent, as the case may be, to take such action as may be so requested, approved or consented to. Each additional agent and separate agent appointed pursuant to this Clause 11 (Appointment of Additional and Separate Security Trustees) shall be subject to, and shall have the benefit of, Clause 2 of this Schedule V (Duties and Responsibilities of the Security Trustee to the Finance Parties) and Clause 3 of this Schedule V (Certain Rights of the Security Trustee).

12.	Dealing with Parties

The Security Trustee may accept deposits from, lend money to and generally engage in any kind of banking activities or other business with any party to the Operative Documents and any Affiliate of such party.

SCHEDULE VI

BFE

*****

(a)	*****

(b)	*****

(c)	*****

*****

(a)	*****

(b)	*****

(c)	*****

(d)	*****

*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A

FUNDING NOTICE

                    , 20

Citibank, N.A., Facility Agent

Re: Predelivery Deposit Payment Financing for Vertical Horizons, Ltd.

Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated as of December 16, 2016 (the “Credit Agreement”; capitalized terms used herein without definition shall have the definitions specified in the Credit Agreement) entered into among Vertical Horizons, Ltd., as borrower (the “Borrower”), the institutions listed on Schedule I thereto, as lenders (the “Lenders”), Bank of Utah, not in its individual capacity but solely as Security Trustee, and Citibank, N.A., as facility agent.

1.	Pursuant to Clause 2.3(a) of the Credit Agreement, Borrower hereby requests a Loan in accordance with the following parameters:

(1)	Aircraft	Number:

1/2/3/4/5/6/7/8/9/10/11/12/13/14/15/16/17/18/19/20/21/22/23/24/25/26/27/28/29/30/31/32/33/34/35/36/37/38/39/40/41/42/ 43/44/45/46/47/48/49/50/51/52/53/54/55/56/57/58/59/60/61/62/63/64/65/66/67/68/69/70

(2)	Borrowing/Effective Date:

(3)	Loan: $

(4)	Equity Contribution: $

2.	The Borrower confirms that all Equity Contributions for the Aircraft the subject of this Loan have been made or will be made by the Borrowing Date.

3.	Please distribute the proceeds of the Loan as follows: [Insert payment instructions]

4.	Borrower hereby confirms that the representations and warranties of the Borrower in clause 7 of the Credit Agreement are true and accurate on the date hereof as though made on the date hereof except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

5.

In consideration of the Lenders making their funds available on the Borrowing Date specified in this Funding Notice, in the event that the Loan does not take place on the Borrowing Date specified in this Funding Notice or in the event the Loan takes place on any Delayed Borrowing Date, the Borrower shall compensate the Lenders for their net loss on such funds, including any Break Amounts, by paying the Lenders interest on the aggregate amount thereof (calculated on the basis of a 360-day year and actual days elapsed) at a rate equal to the Lenders’ cost of funds plus the Applicable Margin for the period from and including the Borrowing Date specified in this Funding Notice to but excluding the earlier of (x) the Business Day on which the Borrowing Date shall actually occur, (y) the Business Day on which the Borrower shall notify the Lenders that the Borrowing will not occur prior to the Delayed Borrowing Date (if such notice is given prior to ***** or if later, until the Business Day subsequent to such notice date), or (z) the Delayed Borrowing Date.

For the purposes of the first Loan under this Funding Notice, the Credit Agreement shall be treated as executed and delivered even if it is yet to be executed and delivered. By signing below the Borrower indemnifies the Lenders against any loss they may incur in respect of the first Loan under this Funding Notice The terms and provisions of this Funding Notice shall be binding upon and inure to the benefit of the Lenders and the Borrower and their successors and assigns.

This Funding Notice shall be governed by the internal laws of the State of New York.

Very truly yours,

VERTICAL HORIZONS, LTD.

By:
Name:
Title:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

LOAN ASSIGNMENT AGREEMENT

LOAN ASSIGNMENT AGREEMENT dated as of             ,          between                      (the “Assignee”) and                      (the “Assignor”) [                     (the “Borrower”) and,                      (the “Guarantors”)].

RECITALS

WHEREAS, the Assignor is the holder of the Loan Certificate No.          dated as of             ,          (the “Assignor’s Loan Certificate”) issued under the Second Amended and Restated Credit Agreement, dated as of December 16, 2016 (the “Credit Agreement”) among Vertical Horizons, Ltd. (“Borrower”), the Lenders party thereto, Bank of Utah, not in its individual capacity but solely as Security Trustee, and Citibank N.A, as Facility Agent (the “Facility Agent”);

WHEREAS, the Assignor proposes to assign to the Assignee $              of the $             Assignor’s Loan Certificate and a pro rata portion of all of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents (as defined below) in respect thereof, on the terms and subject to the conditions specified herein, and the Assignee proposes to accept the assignment of such rights and obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.	Definitions

Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

2.	Assignment

(a)	On , (the “Effective Date”), and on the terms and subject to the conditions specified herein, the Assignor will sell, assign and transfer to the Assignee, without recourse to or representation, express or implied, by the Assignor (except as expressly specified in Paragraph 5 hereof), a $ portion of the Assignor’s Loan Certificate and a pro rata portion of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents in respect thereof (but not with respect to any indemnity or other claim, interest thereon at the Past Due Rate and breakage amounts, if any, accrued and unpaid as of the Effective Date or thereafter payable to the Assignor in respect of the period prior to the Effective Date), and the Assignee shall accept such assignment from the Assignor and assume all of the obligations of the Assignor accruing from and after the Effective Date under the Credit Agreement and the other Operative Documents relating to the Assignor’s Loan Certificate on such terms and subject to such conditions.

(b)	Upon the satisfaction of the conditions specified in Paragraph 4, (A) the Assignee shall, on the Effective Date, succeed to the rights and be obligated to perform the obligations of a Lender under the Credit Agreement and the other Operative Documents, and (B) the Assignor shall be released from its obligations under the Credit Agreement and the other Operative Documents accrued from and after the Effective Date, in each case to the extent such obligations have been assumed by the Assignee.

3.	Payments

As consideration for the sale, assignment and transfer contemplated in Paragraph 2 hereof, the Assignee shall pay to the Assignor, on the Effective Date, in lawful currency of the United States and in immediately available funds, to the account specified below its signature on the signature pages hereof, an amount equal to $             .

4.	Conditions

This Assignment Agreement shall be effective upon the due execution and delivery of this Assignment Agreement by the Assignor and the Assignee and the effectiveness of the assignment contemplated by Paragraph 2 hereof is subject to:

(a)	the receipt by the Assignor of the payment provided for in Paragraph 3;

(b)	the delivery to the Facility Agent of the Assignor’s Loan Certificate, duly endorsed for [partial] transfer to the Assignee, together with a request in the form attached hereto as Exhibit A that a new Loan Certificate be issued to the Assignee and Assignor; and

(c)	the notification by the Assignee to the Borrower of its identity and of the country of which the Assignee is a resident for tax purposes.

5.	Representations and Warranties of the Assignor

The Assignor represents and warrants as follows:

(a)	the Assignor has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

(b)	the Assignor’s interest in the Assignor’s Loan Certificate is free and clear of any and all Liens created by or through the Assignor;

(c)	this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms; and

(d)	the Assignor has received no written notice of any Default having occurred and continuing on the date of execution hereof.

6.	Representations and Warranties of the Assignee

The Assignee hereby represents and warrants to the Assignor and Borrower that:

(a)	the Assignee has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

(b)	this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms; and

(c)	the Assignee has fully reviewed the terms of the Operative Documents and has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement.

7.	Further Assurances

The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement.

8.	Governing Law

This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

9.	Notices

All communications between the parties or notices in connection herewith shall be in writing, hand-delivered or sent by ordinary mail or facsimile, addressed as specified on the signature pages hereof. All such communications and notices shall be effective upon receipt.

10.	Binding Effect

This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.	Integration of Terms

This Assignment Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and other writings with respect to the subject matter hereof.

12.	Counterparts

This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNEE]

By:

Name:
Title:

Address for Notices:

Wire Instructions:

[ASSIGNOR]

By:

Name:
Title:

Address for Notices:

Wire Instructions:

[BORROWER]

By:

Name:
Title:]

[GUARANTOR]

By:

Name:
Title:]

EXHIBIT C

FORM OF STEP-IN AGREEMENT

EXHIBIT D

FORM OF CFM ENGINE AGREEMENT A320NEO

EXHIBIT E

FORM OF CFM ENGINE AGREEMENT A320-200 AND A321-200

EXHIBIT F

FORM OF LOAN CERTIFICATE

VERTICAL HORIZONS, LTD.

LOAN CERTIFICATE

No.	New York, New York

$	[Effective Date]

Vertical Horizons, Ltd. (the “Borrower”) hereby promises to pay to Citibank, N.A. (the “Lender”), or registered transferees, the principal sum of                      ($             ), or, if less, the aggregate unpaid principal amount of all Loans made by Lender to Borrower pursuant to that certain Second Amended and Restated Credit Agreement dated as of December 16, 2016 (the “Credit Agreement”) among the Borrower, Bank of Utah, not in it individual capacity but solely as security trustee as Security Trustee, and Citibank, N.A., as Facility Agent (the “Facility Agent”) and certain lenders named therein, payable in full on the final Termination Date, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the Original Signing Date until such principal amount is paid in full. The applicable interest rate for the Loans evidenced by this note can vary in accordance with the definition of “Applicable Rate” in the Credit Agreement. Interest shall accrue with respect to each Interest Period at the Applicable Rate in effect for such Interest Period and shall be payable in arrears on each Interest Payment Date and on the date this Loan Certificate is paid in full. This Loan Certificate shall bear interest at the Past Due Rate on any principal hereof, and, to the extent permitted by Applicable Law, interest and other amounts due hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the Lender.

Interest shall be payable with respect to the first but not the last day of each Interest Period and shall be payable from (and including) the date of a Loan or the immediately preceding Interest Payment Date, as the case may be, to (and excluding) the next succeeding Interest Payment Date. Interest shall be calculated on the basis of a year of 360 days and actual number of days elapsed. If any sum payable hereunder falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day.

Borrower hereby acknowledges and agrees that this note is one of the Loan Certificates referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement including, without limitation, the repayment in full of the Loans made in respect of an Aircraft upon the Delivery Date of such Aircraft. The Credit Agreement, to which reference is hereby explicitly made, sets forth said terms and provisions, including those under which this Loan Certificate may or must be paid prior to its due date or may have its due date accelerated.

All payments of principal, Break Amount, if any, and interest and other amounts to be made to the Lender or under the Credit Agreement and that certain Second Amended and Restated Mortgage and Security Agreement dated as of December 16, 2016 (as amended or supplemented from time to time, the “Mortgage”) among the Borrower, the Facility Agent and the Security Trustee, shall be made in accordance with the terms of the Credit Agreement and the Mortgage.

Principal and interest and other amounts due hereon shall be payable in Dollars in immediately available funds prior to 12:00 noon, New York time, on the due date thereof, to the Facility Agent and the Facility Agent shall, subject to the terms and conditions of the Credit Agreement and the Mortgage, remit all such amounts so received by it to the Lender in accordance with the terms of the Credit Agreement and the

Mortgage at such account or accounts at such financial institution or institutions situated in New York as the Lender hereof shall have designated to the Facility Agent in writing, in immediately available funds. In the event the Facility Agent shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Facility Agent agrees to compensate the Lender hereof for loss of use of funds in a commercially reasonable manner. All such payments by the Borrower and the Facility Agent shall be made free and clear of and without reduction for or on account of all wire or other like charges.

The Lender, by its acceptance of this Loan Certificate, agrees to be bound by all provisions of the Operative Documents applicable to Lenders and that, except as otherwise expressly provided in the Credit Agreement or the Mortgage, each payment received by the Facility Agent in respect hereof shall be applied, first to the payment of interest hereon (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable hereunder or under the Operative Documents) due and payable hereunder, second, to the payment in full of the outstanding principal of this Loan Certificate then due, and third, in the manner specified in clause “third” of Clause 5.4(c) of the Credit Agreement; provided that following an Event of Default, all amounts actually received by the Security Trustee in respect of this Loan Certificate shall be applied in accordance with Clause 5.4(e) of the Credit Agreement.

This Loan Certificate is one of the Loan Certificates referred to in, and issued pursuant to, the Credit Agreement and the Mortgage. The Collateral is held by the Security Trustee as security, in part, for the Loan Certificates. Reference is hereby made to the Credit Agreement and the Mortgage for a statement of the rights and obligations of the Lender, and the nature and extent of the security for this Loan Certificate and of the rights and obligations of the other Lenders, and the nature and extent of the security for the other Loan Certificates, as well as for a statement of the terms and conditions of the trusts created by the Mortgage, to all of which terms and conditions in the Credit Agreement and the Mortgage each Lender agrees by its acceptance of this Loan Certificate.

There shall be maintained a Certificate Register for the purpose of registering transfers and exchanges of Loan Certificates at the office of the Facility Agent specified in the Credit Agreement or at the office of any successor Facility agent in the manner provided in clause 5.6 of the Credit Agreement. As provided in the Credit Agreement and the Mortgage and subject to certain limitations specified therein, this Loan Certificate or any interest herein may, subject to the next following paragraph, be assigned or transferred, and the Loan Certificates are exchangeable for a like aggregate original principal amount of Loan Certificates of any authorized denomination, as requested by the Lender surrendering the same.

Prior to the due presentment for registration or transfer of this Loan Certificate, the Borrower and the Facility Agent shall deem and treat the person in whose name this Loan Certificate is registered on the Certificate Register as the absolute owner of this Loan Certificate and the Lender for the purpose of receiving payment of all amounts payable with respect to this Loan Certificate and for all other purposes whether or not this Loan Certificate is overdue, and neither the Borrower nor the Facility Agent shall be affected by notice to the contrary.

This Loan Certificate is subject to prepayment as permitted by clauses 5.9 and 5.10 of the Credit Agreement and to acceleration by the Facility Agent as provided in clause 5 of the Mortgage, and the Lender, by its acceptance of this Loan Certificate, agrees to be bound by said provisions.

Terms defined in the Credit Agreement and in the Mortgage have the same meaning when used in this Loan Certificate.

This Loan Certificate shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Borrower has caused this Loan Certificate to be executed in its corporate name by its officer thereunto duly authorized, as of the date hereof.

VERTICAL HORIZONS, LTD.

By:

Name:
Title:

EXECUTION VERSION

ANNEX A

Definitions

For all purposes of the Credit Agreement and the Mortgage and Security Agreement the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time in accordance with the applicable provisions thereof and of the other Operative Documents. Unless otherwise specified, Clause references are to Clauses of the Credit Agreement or the Mortgage.

“A320neo Aircraft” means any or all, as the context may require, of Aircraft 22, Aircraft 23, Aircraft 24, Aircraft 25, Aircraft 26, Aircraft 27, Aircraft 28, Aircraft 29, Aircraft 30, Aircraft 31, Aircraft 32, Aircraft 33, Aircraft 34, Aircraft 35 Aircraft 36, Aircraft 37, Aircraft 38, Aircraft 39, Aircraft 40, Aircraft 41, Aircraft 42, Aircraft 43, Aircraft 44, Aircraft 45, Aircraft 46, Aircraft 47, Aircraft 48, Aircraft 49, Aircraft 50, Aircraft 51, Aircraft 52, Aircraft 53, Aircraft 54, Aircraft 55, Aircraft 56, Aircraft 57, Aircraft 58, Aircraft 59, Aircraft 60, Aircraft 61, Aircraft 62, Aircraft 63, Aircraft 64, Aircraft 65, Aircraft 66, Aircraft 67, Aircraft 68, Aircraft 69 and Aircraft 70, but only so long as there is an Advance (or any other amount) or a Commitment outstanding in respect of such Aircraft.

“A320-200 Aircraft” means any or all, as the context may require, of Aircraft 14 and Aircraft 15, but only so long as there is an Advance (or any other amount) or a Commitment outstanding in respect of such Aircraft.

“A321-200 Aircraft” means any or all, as the context may require, of Aircraft 1, Aircraft 2, Aircraft 3, Aircraft 4, Aircraft 5, Aircraft 6, Aircraft 7, Aircraft 8, Aircraft 9, Aircraft 10, Aircraft 11, Aircraft 12, Aircraft 13, Aircraft 16, Aircraft 17, Aircraft 18, Aircraft 19, Aircraft 20, and Aircraft 21, but only so long as there is an Advance (or any other amount) or a Commitment outstanding in respect of such Aircraft.

“Accounts” means any bank accounts, deposit accounts or other accounts in the name of the Borrower.

“Additional Aircraft” means any or all, as the context may require, of Aircraft 37, Aircraft 38, Aircraft 39, Aircraft 40, Aircraft 41, Aircraft 42, Aircraft 43, Aircraft 44, Aircraft 45, Aircraft 46, Aircraft 47, Aircraft 48, Aircraft 49, Aircraft 50, Aircraft 51, Aircraft 52, Aircraft 53, Aircraft 54, Aircraft 55, Aircraft 56, Aircraft 57, Aircraft 58, Aircraft 59, Aircraft 60, Aircraft 61, Aircraft 62, Aircraft 63, Aircraft 64, Aircraft 65, Aircraft 66, Aircraft 67, Aircraft 68, Aircraft 69 and Aircraft 70 but only so long as there is an Advance (or any other amount) or a Commitment outstanding in respect of such Aircraft.

“Administration Agreement” means the administration agreement between the Borrower and the Agent dated as of December 18, 2014, together with the administrator fee letter dated as of December 18, 2014, to which, inter alia, Frontier Airlines is a party.

“Advance” means each Purchase Price Installment paid or payable by or on behalf of the Borrower in respect of each Aircraft in accordance with the terms of the Assigned Purchase Agreement which, for each Purchase Price Installment due on or after the Original Signing Date, is in the amount and payable on the date specified in Schedule III to the Credit Agreement.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or under common control with, such Person. The term “control” means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“After-Tax Basis” means on a basis that any payment to be received or receivable by any Person (the “original payment”) is supplemented by a further payment or payments to such Person so that the sum of all such payments (including the original payment), after deducting the net amount of all Taxes payable by such Person or any of its Affiliates under any law or required by Governmental Entity as a result of the receipt or accrual of such payments (after reduction by the amount of current Taxes saved by such Person as a result of the event or item for which such payments are being made to such Person), is equal to the original payment due to such Person.

“Agents” means collectively the “Security Trustee” and the “Facility Agent” (each an “Agent”).

“Airbus” means Airbus S.A.S., in its capacity as manufacturer of the Aircraft, and its successors and assigns.

“Airbus Purchase Agreement” means collectively the (i) with respect to the A320-200 Aircraft and the A321-200 Aircraft, the A321-200 aircraft purchase agreement dated as of October 31, 2014 between Airbus and Frontier Airlines, as amended and supplemented from time to time (but excluding any letter agreements entered into from time to time in relation thereto), to the extent related to such Aircraft and as the same may be further amended and supplemented from time to time and (ii) with respect to the A320neo Aircraft, the A320neo aircraft purchase agreement dated as of September 30, 2011 between Airbus and Frontier Airlines, as amended and supplemented from time to time (but excluding any letter agreements entered into from time to time in relation thereto), to the extent related to such Aircraft and as the same may be further amended and supplemented from time to time.

“Aircraft” means any or all, as the context may require, of each Existing Aircraft and each Additional Aircraft, but only so long as there is an Advance (or any other amount) or a Commitment outstanding in respect of such Aircraft.

“Aircraft Pool” has the meaning given to it in Clause 10.20(a) of the Credit Agreement.

“Aircraft 1” means the A321-200 aircraft (Airframe 1) as more specifically described in Schedule III to the Credit Agreement on line No. 1 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

2

“Aircraft 2” means the A321-200 aircraft (Airframe 2) as more specifically described in Schedule III to the Credit Agreement on line No. 2 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 3” means the A321-200 aircraft (Airframe 3) as more specifically described in Schedule III to the Credit Agreement on line No. 3 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 4” means the A321-200 aircraft (Airframe 4) as more specifically described in Schedule III to the Credit Agreement on line No. 4 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 5” means the A321-200 aircraft (Airframe 5) as more specifically described in Schedule III to the Credit Agreement on line No. 5 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 6” means the A321-200 aircraft (Airframe 6) as more specifically described in Schedule III to the Credit Agreement on line No. 6 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 7” means the A321-200 aircraft (Airframe 7) as more specifically described in Schedule III to the Credit Agreement on line No. 7 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 8” means the A321-200 aircraft (Airframe 8) as more specifically described in Schedule III to the Credit Agreement on line No. 8 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 9” means the A321-200 aircraft (Airframe 9) as more specifically described in Schedule III to the Credit Agreement on line No. 9 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 10” means the A321-200 aircraft (Airframe 10) as more specifically described in Schedule III to the Credit Agreement on line No. 10 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 11” means the A321-200 aircraft (Airframe 11) as more specifically described in Schedule III to the Credit Agreement on line No. 11 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

3

“Aircraft 12” means the A321-200 aircraft (Airframe 12) as more specifically described in Schedule III to the Credit Agreement on line No. 12 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 13” means the A321-200 aircraft (Airframe 13) as more specifically described in Schedule III to the Credit Agreement on line No. 13 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 14” means the A320-200 aircraft (Airframe 14) as more specifically described in Schedule III to the Credit Agreement on line No. 14 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 15” means the A320-200 aircraft (Airframe 15) as more specifically described in Schedule III to the Credit Agreement on line No. 15 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 16” means the A321-200 aircraft (Airframe 16) as more specifically described in Schedule III to the Credit Agreement on line No. 16 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 17” means the A321-200 aircraft (Airframe 17) as more specifically described in Schedule III to the Credit Agreement on line No. 17 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 18” means the A321-200 aircraft (Airframe 18) as more specifically described in Schedule III to the Credit Agreement on line No. 18 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 19” means the A321-200 aircraft (Airframe 19) as more specifically described in Schedule III to the Credit Agreement on line No. 19 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 20” means the A321-200 aircraft (Airframe 20) as more specifically described in Schedule III to the Credit Agreement on line No. 20 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

4

“Aircraft 21” means the A321-200 aircraft (Airframe 21) as more specifically described in Schedule III to the Credit Agreement on line No. 21 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 22” means the A320neo aircraft (Airframe 22) as more specifically described in Schedule III to the Credit Agreement on line No. 22 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 23” means the A320neo aircraft (Airframe 23) as more specifically described in Schedule III to the Credit Agreement on line No. 23 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 24” means the A320neo aircraft (Airframe 24) as more specifically described in Schedule III to the Credit Agreement on line No. 24 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 25” means the A320neo aircraft (Airframe 25) as more specifically described in Schedule III to the Credit Agreement on line No. 25 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 26” means the A320neo aircraft (Airframe 26) as more specifically described in Schedule III to the Credit Agreement on line No. 26 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 27” means the A320neo aircraft (Airframe 27) as more specifically described in Schedule III to the Credit Agreement on line No. 27 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 28” means the A320neo aircraft (Airframe 28) as more specifically described in Schedule III to the Credit Agreement on line No. 28 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 29” means the A320neo aircraft (Airframe 29) as more specifically described in Schedule III to the Credit Agreement on line No. 29 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 30” means the A320neo aircraft (Airframe 30) as more specifically described in Schedule III to the Credit Agreement on line No. 30 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

5

“Aircraft 31” means the A320neo aircraft (Airframe 31) as more specifically described in Schedule III to the Credit Agreement on line No. 31 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 32” means the A320neo aircraft (Airframe 32) as more specifically described in Schedule III to the Credit Agreement on line No. 32 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 33” means the A320neo aircraft (Airframe 33) as more specifically described in Schedule III to the Credit Agreement on line No. 33 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 34” means the A320neo aircraft (Airframe 34) as more specifically described in Schedule III to the Credit Agreement on line No. 34 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 35” means the A320neo aircraft (Airframe 35) as more specifically described in Schedule III to the Credit Agreement on line No. 35 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 36” means the A320neo aircraft (Airframe 36) as more specifically described in Schedule III to the Credit Agreement on line No. 36 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 37” means the A320neo aircraft (Airframe 37) as more specifically described in Schedule III to the Credit Agreement on line No. 37 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 38” means the A320neo aircraft (Airframe 38) as more specifically described in Schedule III to the Credit Agreement on line No. 38 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 39” means the A320neo aircraft (Airframe 39) as more specifically described in Schedule III to the Credit Agreement on line No. 39 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

6

“Aircraft 40” means the A320neo aircraft (Airframe 40) as more specifically described in Schedule III to the Credit Agreement on line No. 40 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 41” means the A320neo aircraft (Airframe 41) as more specifically described in Schedule III to the Credit Agreement on line No. 41 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 42” means the A320neo aircraft (Airframe 42) as more specifically described in Schedule III to the Credit Agreement on line No. 42 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 43” means the A320neo aircraft (Airframe 43) as more specifically described in Schedule III to the Credit Agreement on line No. 43 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 44” means the A320neo aircraft (Airframe 44) as more specifically described in Schedule III to the Credit Agreement on line No. 44 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 45” means the A320neo aircraft (Airframe 45) as more specifically described in Schedule III to the Credit Agreement on line No. 45 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 46” means the A320neo aircraft (Airframe 46) as more specifically described in Schedule III to the Credit Agreement on line No. 46 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 47” means the A320neo aircraft (Airframe 47) as more specifically described in Schedule III to the Credit Agreement on line No. 47 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 48” means the A320neo aircraft (Airframe 48) as more specifically described in Schedule III to the Credit Agreement on line No. 48 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 49” means the A320neo aircraft (Airframe 49) as more specifically described in Schedule III to the Credit Agreement on line No. 49 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

7

“Aircraft 50” means the A320neo aircraft (Airframe 50) as more specifically described in Schedule III to the Credit Agreement on line No. 50 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 51” means the A320neo aircraft (Airframe 51) as more specifically described in Schedule III to the Credit Agreement on line No. 51 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 52” means the A320neo aircraft (Airframe 52) as more specifically described in Schedule III to the Credit Agreement on line No. 52 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 53” means the A320neo aircraft (Airframe 53) as more specifically described in Schedule III to the Credit Agreement on line No. 53 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 54” means the A320neo aircraft (Airframe 54) as more specifically described in Schedule III to the Credit Agreement on line No. 54 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 55” means the A320neo aircraft (Airframe 55) as more specifically described in Schedule III to the Credit Agreement on line No. 55 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 56” means the A320neo aircraft (Airframe 56) as more specifically described in Schedule III to the Credit Agreement on line No. 56 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 57” means the A320neo aircraft (Airframe 57) as more specifically described in Schedule III to the Credit Agreement on line No. 57 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 58” means the A320neo aircraft (Airframe 58) as more specifically described in Schedule III to the Credit Agreement on line No. 58 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

8

“Aircraft 59” means the A320neo aircraft (Airframe 59) as more specifically described in Schedule III to the Credit Agreement on line No. 59 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 60” means the A320neo aircraft (Airframe 60) as more specifically described in Schedule III to the Credit Agreement on line No. 60 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 61” means the A320neo aircraft (Airframe 61) as more specifically described in Schedule III to the Credit Agreement on line No. 61 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 62” means the A320neo aircraft (Airframe 62) as more specifically described in Schedule III to the Credit Agreement on line No. 62 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 63” means the A320neo aircraft (Airframe 63) as more specifically described in Schedule III to the Credit Agreement on line No. 63 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 64” means the A320neo aircraft (Airframe 64) as more specifically described in Schedule III to the Credit Agreement on line No. 64 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 65” means the A320neo aircraft (Airframe 65) as more specifically described in Schedule III to the Credit Agreement on line No. 65 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 66” means the A320neo aircraft (Airframe 66) as more specifically described in Schedule III to the Credit Agreement on line No. 66 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 67” means the A320neo aircraft (Airframe 67) as more specifically described in Schedule III to the Credit Agreement on line No. 67 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 68” means the A320neo aircraft (Airframe 68) as more specifically described in Schedule III to the Credit Agreement on line No. 68 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

9

“Aircraft 69” means the A320neo aircraft (Airframe 69) as more specifically described in Schedule III to the Credit Agreement on line No. 69 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft 70” means the A320neo aircraft (Airframe 70) as more specifically described in Schedule III to the Credit Agreement on line No. 70 of the table appearing in such schedule including (i) the relevant Airframe, (ii) the Engines attached thereto and where the context admits and (iii) the Manuals and Technical Records.

“Aircraft Appraisal” means, with respect to an Aircraft, the appraised value of such Aircraft determined by the Facility Agent using valuation information prepared by the Appraisers.

“Airframe” means each of nineteen (19) Airbus A321-200 aircraft, forty-nine (49) A320neo aircraft and two (2) A320-200 aircraft, as described in Schedule III of the Credit Agreement (excluding the Engines) together with any and all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Date therefor.

“Amendment Agreement No. 1” means the letter agreement to the step-in agreement and the assigned A321 purchase agreement dated May 11, 2015, among the Borrower, Frontier Airlines, the Security Trustee and Airbus.

“Amendment Agreement No. 2” means the amendment agreement to step-in agreement and assigned purchase agreements dated August 11, 2015, among the Borrower, the Security Trustee and Airbus.

“Amendment Agreement No. 3” means the amendment agreement to step-in agreement and assigned purchase agreements dated the Effective Date, among the Borrower, the Security Trustee and Airbus.

“Amendment Agreement No. 2 to Assignment and Assumption Agreement” means the amendment agreement to assignment and assumption agreement dated August 11, 2015, among the Borrower, Frontier Airlines and Airbus.

“Amendment Agreement No. 3 to Assignment and Assumption Agreement” means the amendment agreement to assignment and assumption agreement dated the Effective Date, among the Borrower, Frontier Airlines and Airbus.

“Amendment No. 2 Signing Date” means January 14, 2016.

“Applicable Law” means all applicable laws, treaties, judgments, decrees, injunctions, writs, conventions actions and orders of any Governmental Entity and all applicable rules, guidelines, regulations, orders, directives, licenses and permits of any Governmental Entity and all applicable interpretations thereof.

10

“Applicable Margin” means *****% per annum.

“Applicable Rate” means, for any Interest Period, (a) a rate per annum equal to LIBOR for such Interest Period plus the Applicable Margin, or (b) if a Market Disruption Event is continuing, the applicable Mismatch Interest Rate plus the Applicable Margin.

“Appraisers” means collectively, Ascend, Oriel and Morten, Beyer and Agnew or any such other independent aircraft appraiser selected by the Facility Agent in its absolute discretion.

“AR Signing Date” has the meaning given to it in the first whereas clause of the Credit Agreement.

“Assignable Price” means, in respect of an Aircraft, the “Purchase Price” (as such term is defined in the relevant form of Assigned Airbus Purchase Agreement or Replacement Purchase Agreement, as applicable) of such Aircraft as may be increased from time pursuant to the escalation provisions set out in the Assigned Purchase Agreement and the related Engine Agreement, plus the cost of the BFE in respect of such Aircraft and as may be decreased pursuant to any credit letter or memorandum issued by Airbus in favor of the Initial Lender.

“Assigned Purchase Agreement” means collectively, each Airbus Purchase Agreement as assigned and transferred to the Borrower and amended and restated in the terms set forth in Schedule 3 to the Assignment and Assumption Agreement.

“Assignment and Assumption Agreement” means the Assignment and Assumption Agreement entered into among Frontier Airlines, the Borrower and Airbus in respect of the assignment, in part, of the Airbus Purchase Agreements to the Borrower in respect of the Aircraft, as amended by Amendment Agreement No. 1, as further amended by Amendment Agreement No. 2 to Assignment and Assumption Agreement and by Amendment Agreement No. 3 to Assignment and Assumption Agreement.

“associated rights” is defined in the Cape Town Convention.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Base Value” means, with respect to an Aircraft, the lower of the mean and median of the desktop value of such Aircraft made available by each of the Appraisers to reflect the market value of such Aircraft on the applicable LTV Test Date on the assumption that the Aircraft is delivered in the condition required pursuant to the Assigned Purchase Agreement, and in full life condition, on the date that such Base Value is calculated.

“Basel II” means the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of the Credit Agreement (but excluding any amendment arising out of Basel III).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

11

“Basel III” means the agreements on capital requirements, leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision on December 16, 2010 in the form existing on the date of the Mortgage or any other applicable law or regulation implementing such paper (whether such implementation, application or compliance is by a Governmental Entity, any Lender or holding company of a Lender).

“BFE Budget” means, in respect of each A321-200 Aircraft, an amount equal to ***** in respect of each such Aircraft, in respect of each A320-200 Aircraft, an amount equal to *****, and, in respect of each A320neo, an amount equal to ***** in respect of each such Aircraft, in each case made by the Borrower to Airbus in respect of BFE.

“Borrower” means Vertical Horizons, Ltd., a Cayman Islands exempted company, and its successors and permitted assigns.

“Borrowing Date” means (a) the Original Signing Date, (b) the AR Signing Date, (c) the Amendment No. 2 Signing Date, (d) the Effective Date and (e) each date on which an Advance is payable in respect of an Aircraft under the related Assigned Purchase Agreement as specified in Schedule III to the Credit Agreement.

“Break Amount” means (A) where the Applicable Rate is not based on LIBOR, the amount, if any, required to compensate each Lender for any losses, costs or expenses (excluding loss of profit) which it may incur as the result of the prepayment or acceleration (or the failure to make any such prepayment on the date irrevocably scheduled therefor) of any Loan Certificate held by it on a date other than the last day of the then current Interest Period therefor, including, without limitation, losses, costs or expenses incurred in connection with unwinding or liquidating any deposits or funding or financing arrangement with its funding sources, as reasonably determined by such Lender and (B) where the Applicable Rate is based on LIBOR, an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so prepaid or accelerated to the last day of such Interest Period (the “Break Period”) at LIBOR therefor in excess of (ii) the interest component of the amount the affected Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to the Break Period (as reasonably determined by such Lender).

“Business Day” means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in London England and New York City, provided that, if such day relates to the giving of notices or quotes in connection with LIBOR, Business Day shall mean a day on which commercial banks are required or authorized to stay open in London England only.

“Buyer Furnished Equipment” or “BFE” means those items of equipment which are identified in the specification of an Aircraft in the related Assigned Purchase Agreement as being furnished by the “Buyer”.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12

“Cape Town Convention” means the English language version of the Convention on International Interests in Mobile Equipment (the “Convention”) and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment (the “Protocol”), both signed in Cape Town, South Africa on November 16, 2001, together with any protocols, regulations, rules, orders, agreements, instruments, amendments, supplements, revisions or otherwise that have or will be subsequently made in connection with the Convention and/or the Protocol by the “Supervisory Authority” (as defined in the Protocol), the “International Registry” or “Registrar” (as defined in the Convention) or an appropriate

“registry authority” (as defined in the Protocol) or any other international or national body or authority.

“Cash Equivalents” means the following securities (which shall mature within ***** of the date of purchase thereof): (a) direct obligations of the U.S. Government; (b) obligations fully guaranteed by the U.S. Government; (c) certificates of deposit issued by, or bankers’ acceptances of, or time deposits or a deposit account with, the Facility Agent or any bank, trust company or national banking association incorporated or doing business under the laws of the United States or any state thereof having a combined capital and surplus and retained earnings of at least ***** and having a rating of Aa or better by Moody’s or AA or better by Standard & Poor’s; (d) commercial paper of any issuer doing business under the laws of the United States or one of the states thereof and in each case having a rating assigned to such commercial paper by Standard & Poor’s of at least A-1 or its equivalent or by Moody’s of at least P-1 or its equivalent; or (e) money market funds which are rated at least Aaa by Moody’s, at least AAAm or AAAm-G by Standard and Poor’s or at least AAA by Fitch, Inc., including funds which meet such rating requirements for which the Facility Agent or an Affiliate of the Facility Agent serves as an investment advisor, administer, administrator, shareholder servicing agent and/or custodian or subcustodian.

“CEO Pool” has the meaning given to it in Clause 10.20(a) of the Credit Agreement.

“Certificate Register” has the meaning specified in Clause 5.6 of the Credit Agreement.

“CFM Engine GTA A320neo” means the CFM Engine general terms agreement entered into between CFM International, Inc. and Frontier Airlines for the A320neo Aircraft.

“CFM Engine GTA A320-200 and A321-200” means the CFM Engine general terms agreement 6-13616 entered into between CFM International, Inc. and Frontier Airlines for the A320-200 Aircraft and the A321-200 Aircraft.

“Charged Property” has the meaning given to it in the Share Charge.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means, collectively, (i) the Mortgage Collateral and (ii) the Charged Property.

“Commitment” has the meaning specified in Clause 2.1 of the Credit Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

13

“Commitment Fee” means *****% per annum of the outstanding unutilized Maximum Commitment of each Lender, as cancelled or reduced pursuant to Clause 3.4 of the Credit Agreement.

“Commitment Termination Date” means the later of (i) ***** and (ii) the Extension Date in the most recent Extension Notice.

“Control” means, with respect to a Person:

(a)	the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(i)	cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of such Person;

(ii)	appoint or remove all, or the majority, of the directors or other equivalent officers of such Person; and

(iii)	give directions with respect to the operating and financial policies of such Person which the directors or other equivalent officers of such Person are obliged to comply with,

and

(b)	the holding of more than one-half of the issued share capital of such Person (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).

“Cost of Funds” means (i) for any “stub” Interest Period described in clause (x) of the definition of “LIBOR”, a percentage per annum that equals the cost of funds of each Lender for such Period (as determined by the Facility Agent from cost-of-funds quotations provided by the Lenders, as certificated thereby), and (ii) with respect to any other Interest Period, a rate per annum equal to the Lender’s cost of funds for such Interest Period determined in accordance with Clause 5.13 of the Credit Agreement and calculated on the basis of a year of 360 days and the actual number of days elapsed.

“Credit Agreement” means that certain Second Amended and Restated Credit Agreement dated of December     , 2016, among the Borrower, the Lenders, the Facility Agent and the Security Trustee, as amended and supplemented from time to time.

“Deeds of Confirmation” means (a) that certain Deed of Confirmation dated the Effective Date, (b) that certain Deed of Confirmation dated January 14, 2016 and (c) that certain Deed of Confirmation dated August 11, 2015, each relating to the Share Charge and each between the Parent and the Security Trustee.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14

“Default” means any event which with the giving of notice or the lapse of time or both if not timely cured or remedied would become an Event of Default pursuant to Clause 4 of the Mortgage.

“Delivery Date” means, for any Aircraft, the date on which such Aircraft is to be delivered by Airbus and accepted by Borrower or its permitted assignee under the Assigned Purchase Agreement.

“Dollars”, “Dollar” and “$” means the lawful currency of the United States of America.

“Effective Date” has the meaning specified in Clause 2.3 of the Credit Agreement.

“Eligible Account” means an account established by and with an Eligible Institution at the request of the Security Trustee, which institution (a) agrees, by entering into an account control agreement, for all purposes of the New York UCC, including Article 8 thereof, that (i) such account shall be a “securities account” (as defined in Section 8-501 of the New York UCC), (ii) such institution is a “securities intermediary” (as defined in Section 8-102(a)(14) of the New York UCC), (iii) all property (other than cash) credited to such account shall be treated as a “financial asset” (as defined in Section 8-102(9) of the New York UCC), (iv) the Security Trustee shall be the “entitlement holder” (as defined in Section 8-102(7) of the New York UCC) in respect of such account, (v) it will comply with all entitlement orders issued by the Security Trustee to the exclusion of the Borrower, (vi) it will waive or subordinate in favor of the Security Trustee all claims (including without limitation claims by way of security interest, lien, right of set-off or right of recoupment), and (vii) the “securities intermediary jurisdiction” (under Section 8-110(e) of the New York UCC) shall be the State of New York, or (b) otherwise enters into an account control agreement, charge over a bank account or similar document that is satisfactory to the Security Trustee.

“Eligible Institution” means (a) the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody’s of at least A3 or its equivalent and from Standard & Poor’s of at least A- or its equivalent, or (b) a banking institution in another jurisdiction that is satisfactory to the Security Trustee.

“Engine” means in respect of each Airframe, each of the engines delivered with such Airframe under the Assigned Purchase Agreement.

“Engine Agreement” means each of (a) the Engine Manufacturer consent agreement dated as of the Effective Date and (b) the Engine Manufacturer consent agreement dated as of August 11, 2015, among the applicable Engine Manufacturer, Frontier Airlines and the Security Trustee substantially in the forms of Exhibit D and Exhibit E to the Credit Agreement.

“Engine GTA” means each of the CFM Engine GTA A320neo and the CFM Engine GTA A320-200 and A321-200.

“Engine Manufacturer” means CFM International, Inc.

15

“Equity Contribution” means the amount required to be paid by the Borrower to Airbus with respect to an Aircraft on the Applicable Borrowing Date or determined by reference to the table set out in Schedule III to the Credit Agreement.

“Event of Default” has the meaning specified in Clause 4 of the Mortgage.

“Excluded Taxes” means, with respect to the Facility Agent, the Security Trustee, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) any Taxes imposed on all or part of the net income, net profits, or net gains (whether worldwide, or only insofar as such income, profits, or gains are considered to arise in or relate to a particular jurisdiction or otherwise) of such Person or any franchise, net worth, or net capital Taxes imposed on such Person, in each such cases as a result of such Person being organized in, maintaining its principal place of business or lending office in, or conducting activities unrelated to the transactions contemplated by the Operative Documents in the jurisdiction imposing such Taxes and in each such cases other than a sales, use, property, value added, stamp, registration, documentary, goods and services, license, excise, or, except as provided in Clause 5.3(a) of the Credit Agreement withholding Taxes, (b) any Taxes imposed on all or part of the gross income or gross receipts (other than Taxes in the nature of a sales, use, property, value added, stamp, registration, documentary, goods and services, license, excise or, except as provided in Clause 5.3(a) of the Credit Agreement withholding Taxes) of such Person, in each such case as a result of such Person being organized in, or maintaining its principal place of business or lending office in the jurisdiction imposing such Taxes, (c) any Taxes imposed as a result of such Person’s failure to comply with Clause 5.3(d) of the Credit Agreement or (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Aircraft” means any or all, as the context may require, of Aircraft 1, Aircraft 2, Aircraft 3, Aircraft 4, Aircraft 5, Aircraft 6, Aircraft 7, Aircraft 8, Aircraft 9, Aircraft 10, Aircraft 11, Aircraft 12, Aircraft 13, Aircraft 14, Aircraft 15, Aircraft 16, Aircraft 17, Aircraft 18, Aircraft 19, Aircraft 20, Aircraft 21, Aircraft 22, Aircraft 23, Aircraft 24, Aircraft 25, Aircraft 26, Aircraft 27, Aircraft 28, Aircraft 29, Aircraft 30, Aircraft 31, Aircraft 32, Aircraft 33, Aircraft 34, Aircraft 35 and Aircraft 36, but only so long as there is an Advance (or any other amount) or a Commitment outstanding in respect of such Aircraft.

“Expense” or “Expenses” means any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including reasonable legal fees and expenses) of whatever kind and nature but excluding Taxes, any amounts that would be included in Break Amounts, and overhead of whatsoever kind and nature.

“Extension Date” means ***** and if the Lenders give an Extension Notice pursuant to, and in accordance with, Clause 5.2(g) of the Credit Agreement, the anniversary thereof set forth in such Extension Notice.

“Extension Notice” means each extension notice delivered by the Lenders to the Borrower pursuant to, and in accordance with Clause 5.2(g) of the Credit Agreement, extending the Commitment Termination Date.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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“Facility Agent” means Citibank, N.A. in its capacity as Facility Agent under the Credit Agreement and any successor thereto in such capacity.

“Facility Amount” means the Maximum PDP Loan Amount as cancelled or reduced in accordance with the Credit Agreement.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of the Credit Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Fee Letter” means collectively (i) that certain Letter Agreement dated December 23, 2014 among the Borrower, the Security Trustee and the Facility Agent (ii) that certain Letter Agreement dated August 11, 2015 among the Borrower, the Security Trustee and the Facility Agent and (iii) that certain Letter Agreement dated the Effective Date among the Borrower, the Security Trustee and the Facility Agent.

“Finance Parties” means together the Lenders, the Facility Agent and the Security Trustee (each a “Finance Party”).

“Financed Amount” means, with respect to an Aircraft and a Borrowing Date, the amount set out in the column entitled “Financial Amount” and which corresponds to such Aircraft and Borrowing Date, in the table set out in Schedule III to the Credit Agreement.

“Financial Indebtedness” means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease, lease purchase, installment sale, conditional sale, hire purchase or credit sale or other similar arrangement (whether in respect of aircraft, machinery, equipment, land or otherwise) entered into primarily as a method of raising finance or for financing the acquisition of the relevant asset;

(e)	payments under any lease with a term, including optional extension periods, if any, capable of exceeding ***** (whether in respect of aircraft, machinery, equipment, land or otherwise) characterized or interpreted as an operating lease in accordance with the relevant accounting standards but either entered into primarily as a method of financing the acquisition of the asset leased or having a termination sum payable upon any termination of such lease;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(f)	any amount raised by receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis) including any bill discounting, factoring or documentary credit facilities;

(g)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(h)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(i)	obligations (whether or not conditional) arising from a commitment to purchase or repurchase shares or securities where such commitment is or was in respect of raising finance;

(j)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) through (j) above.

“Frontier Airlines” means Frontier Airlines, Inc.

“Frontier Holdings” means Frontier Airlines Holdings, Inc.

“GAAP” means generally accepted accounting principles, as in effect in the United States of America from time to time.

“Governmental Entity” means and includes (a) any national government, political subdivision thereof, or state or local jurisdiction therein, (b) any board, commission, department, division, organ, instrumentality, taxing authority, regulatory body, court or judicial body, central bank or agency of any entity referred to in (a) above, however constituted, and (c) any association, organization or institution (international or otherwise) of which any entity mentioned in (a) or (b) above is a member.

“Group” means Frontier Holdings and its subsidiaries at any time.

“Guarantee” means each Second Amended and Restated Guarantee dated as of the Effective Date and entered into by a Guarantor in favor of the Security Trustee on account of the obligations of the Borrower.

“Guarantor” means each of Frontier Airlines and Frontier Holdings.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” or “Indemnitees” means the Security Trustee, the Facility Agent, the Lenders and each of their Affiliates, successors, permitted assigns, directors, officers, and employees.

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“Independent Director” means a director who at the time of their appointment or at any time when such Person is serving as an Independent Director is not, and has not been for the five (5) years prior to its appointment as an Independent Director, (i) an employee, officer, director, consultant, customer or supplier, or the beneficial owner (directly or indirectly) of the Borrower or either Guarantor; provided, however, that such person may serve as a trustee, director, servicer independent director or manager, independent servicer or non-economic director or in a similar capacity for any other affiliate such Person, or (ii) a spouse of, or Person related to (but not more remote than first cousins), a Person referred to in clause (i) above.

“Initial Lender” means Citibank, N.A.

“Interest Payment Date” means the date falling ***** days after the Original Signing Date and each such date which falls at ***** day intervals thereafter, provided that, if any such date shall not be a Business Day, then the relevant Interest Payment Date shall be the next succeeding Business Day; provided, further, that no Interest Payment Date may extend past the Termination Date and the last Interest Payment Date shall be the Termination Date.

“Interest Period” means, in respect of a Loan (a) initially, the period commencing on the Original Signing Date or on the date that such Loan is made and ending on the first Interest Payment Date occurring thereafter, and (b) thereafter, the period commencing on the last day of the previous Interest Period and ending on the next Interest Payment Date or, if earlier, the first to occur of the Delivery Date of the Aircraft funded by such Loan and the Termination Date.

“International interest” is defined in the Cape Town Convention.

“International Registry” is defined in the Cape Town Convention.

“Lender” means each Lender identified in Schedule I to the Credit Agreement and any assignee or transferee of such Lender.

“Lender’s Net Price” means, in respect of an Aircraft, the amount specified in the column headed “Lender’s Net Price” which corresponds to such Aircraft in the table set out in Schedule III to the Credit Agreement which is inclusive of all credits in respect of the Engines to be made available pursuant to the relevant Engine Agreement and subject to escalation from the date hereof in an amount equal to any escalation of the Airframe purchase price or SCN cost in accordance with the relevant Assigned Purchase Agreement, the Engine purchase price as agreed in the relevant Engine Agreement and the BFE Budget in accordance with the Credit Agreement.

“LIBOR” means, with respect to any Interest Period, a rate per annum equal to (x) for the first (if for a period of less than one month) Interest Period and for any Interest Period under the last two sentences of Clause 5.2(d) of the Credit Agreement, the rate certified by the Lenders as their Cost of Funds for such period and (y) otherwise, (i) the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) for a period equal or comparable to such Interest Period as of 11:00 A.M. (London time) on the day ***** London business days prior to the first day of such Interest

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Period, or (ii) if the Thomson Reuter’s Screen LIBOR 01 Page or LIBOR 02 Page is not available but no Market Disruption Event exists, the arithmetic mean of the offered rates (rounded upwards to the nearest 1/16th of one percent) as supplied to the Facility Agent at its request quoted by the principal London offices of Citibank, N.A., HSBC Bank plc and Barclays Bank plc (or such other banks as may from time to time be agreed by the Borrower and the Facility Agent) for deposits to leading banks in the London Interbank Market as of 11:00 A.M. (London time) on the day ***** London business days prior to the first day of such Interest Period for a period equal or comparable to such Interest Period, and if, in any case, that rate is less than zero, LIBOR shall be deemed to be zero.

“Lien” means any mortgage, pledge, lien, claim, encumbrance, lease, security interest or other lien of any kind on property.

“Liquidity Threshold” has the meaning given to it in Clause 10.20(a) of the Credit Agreement.

“Loan” in respect of any Advance means the borrowing made by the Borrower on the Borrowing Date with respect to such Advance from each Lender.

“Loan Certificates” means the loan certificates issued pursuant to Clause 5.2(a) of the Credit Agreement and any such certificates issued in exchange or replacement therefor pursuant to Clause 5.7 or 5.8 of the Credit Agreement.

“LTV” has, in respect of an Aircraft, the meaning given to it in Clause 10.20(a) of the Credit Agreement.

“LTV Collateral” has the meaning given to it in Clause 10.20(c)(ii) of the Credit Agreement.

“LTV Test” has the meaning given to it in Clause 10.20(b) of the Credit Agreement.

“LTV Test Date” means:

(a)	with respect to an Aircraft, the Borrowing Date which is either (i) the date on which the first Advance is to be made in respect of such Aircraft under the Facility or (ii) if an Advance has previously been made with respect to such Aircraft and a Loan is to be made on the Effective Date with respect to such Aircraft, the Effective Date; and

(b)	in respect of all Aircraft in respect of which an Advance has been made and a Loan remains outstanding, (i) the Effective Date, (ii) the date falling ***** after and (iii) each further date falling at ***** intervals thereafter.

“Majority Lenders” means, as of any date of determination, the Lenders of not less than 51% in aggregate outstanding principal amount of all Loan Certificates as of such date. For all purposes of the foregoing definition, in determining as of any date the then aggregate outstanding principal amount of Loan Certificates, there shall be excluded any Loan Certificates, if any, held by the Borrower, either Guarantor or any of their Affiliates (unless such Persons own all Loan Certificates then outstanding).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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“Manuals and Technical Records” means together, those records, logs, manuals, technical data and other materials and documents relating to each Aircraft, together with any amendments thereto, as shall be delivered pursuant to the Assigned Purchase Agreement.

“Market Disruption Event” means, for each Interest Period:

(a)	the Facility Agent (acting on the advice of the Lenders) determines (which determination shall be binding and conclusive on all parties) that, by reason of circumstances affecting the London interbank market or any other applicable financial market generally, adequate and reasonable means do not exist for ascertaining LIBOR for such Interest Period; or

(b)	one or more Lenders collectively holding at least 50% of the principal amount of the Loans advises the Facility Agent that (by reason of circumstances affecting the London interbank market or any other applicable financial market generally) LIBOR for such Interest Period will not adequately and fairly reflect the cost to such Lender of maintaining or funding its Loan for such Interest Period.

“Material Action” means, with respect to any Person, to consolidate or merge such Person with or into any other Person, or sell all or substantially all of the assets of such Person or to institute proceeding to have such Person be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against such Person or file a petition seeking, or consent to, reorganization or relief with respect to such Person under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or a substantial part of its property, or make any assignment for the benefit of creditors of such Person, or admit in writing such Person’s inability to pay its debts generally as they become due, or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate such Person.

“Material Adverse Effect” means a material adverse effect on the business, operations, properties or financial condition of the Borrower or either Guarantor, taken as a whole, or a material adverse effect on the ability of the Borrower or the Guarantors to observe or perform its obligations, liabilities and agreements under any Operative Document to which it is a party.

“Material Event of Default” means the occurrence of an “Event of Default” or “Termination Event” or such similar event howsoever described pursuant to any agreement in respect of Financial Indebtedness (or any agreement guaranteeing Financial Indebtedness) in an amount equal to at least ***** entered into by either Guarantor excluding any such event:

(a)	which is technical and is due to an administrative error; or

(b)	which is curable and the applicable Guarantor taking all necessary steps to cure such event and such has not been continuing for more than ***** beyond any grace period provided for in the applicable agreement.

“Maximum Commitment” means, in respect of a Lender, such Lender’s Participation Percentage multiplied by the Maximum PDP Loan Amount.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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“Maximum LTV” has, in respect of an Aircraft the, meaning given to it in Clause 10.20(a) of the Credit Agreement.

“Maximum PDP Loan Amount” means an amount equal to *****.

“Mismatch Interest Rate” means, for any Interest Period and for any Lender (i) in the case of paragraph (a) of the definition of “Market Disruption Event”, such Lender’s Cost of Funds rate (in lieu of LIBOR) or (ii) in the case of paragraph (b) of the definition of “Market Disruption Event”, a rate of interest equal to the amount by which such Lender’s Cost of Funds rate for such Interest Period exceeds the sum of (x) LIBOR for such Interest Period; plus (y) *****%, and in each case, calculated on the basis of a year of 360 days and the actual number of days elapsed.

“Mortgage” means the Second Amended and Restated Mortgage and Security Agreement dated as of the Effective Date, among the Borrower, the Facility Agent and the Security Trustee.

“Mortgage Collateral” means the Collateral as defined in the Granting clause of the Mortgage.

“NEO Pool” has the meaning given to it in Clause 10.20(a) of the Credit Agreement.

“Obligors” means each of the Borrower and each Guarantor (each an “Obligor”).

“Operative Documents” means the Administration Agreement, the Credit Agreement, the Mortgage, the Loan Certificates, the Share Charge, the Guarantees, the Assigned Purchase Agreements, the Assignment and Assumption Agreement, the Step-In Agreement, Amendment Agreement No. 1, Amendment Agreement No. 2, Amendment Agreement No. 3, Amendment Agreement No. 2 to Assignment and Assumption Agreement, Amendment Agreement No. 3 to Assignment and Assumption Agreement, the Engine Agreements, the Option Agreement, the Servicing Agreement, the Subordinated Loan Agreement, any fee letter and any amendments or supplements of any of the foregoing.

“Option Agreement” means the Option Agreement, dated as of the Original Signing Date, between Frontier Airlines and the Borrower.

“Original Credit Agreement” has the meaning specified for such term in the recitals to the Credit Agreement.

“Original Signing Date” means December 23, 2014.

“Parent” means Intertrust SPV (Cayman) Limited, a Cayman Islands company (as trustee of the Trust).

“Part” means an appliance, component, part, instrument, accessory, furnishing or other equipment of any nature, including Buyer Furnished Equipment and Engines which is installed in, attached to or supplied with an Aircraft on the Delivery Date thereof.

“Participant” has the meaning specified in Clause 19.3(b)(ii) of the Credit Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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“Participation Percentage” means in respect of each Lender, the percentage set forth for such Lender in Schedule II of the Credit Agreement.

“Party” means a party to the Credit Agreement.

“Past Due Rate” means a per annum rate equal to the Applicable Rate plus *****% calculated on the basis of a year of 360 days and actual number of days elapsed.

“PDP Funding Date Deficiency” means, as of any date, any excess of (x) the sum of (i) the Loans then outstanding and (ii) any Financed Amount due to be paid on such date as set forth on Schedule III over (y) the Maximum PDP Loan Amount, after giving effect to any Equity Contribution scheduled to take place on such date and any repayment of the Loans on such date.

“Permitted Lien” means any Lien permitted under Clause 10.1.13 of the Credit Agreement.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, estate or trust, unincorporated organization or government or any agency or political subdivision thereof.

“Process Agent Appointment” means an appointment and acceptance of process agent pursuant to which the Borrower appoints Corporation Service Company as agent for service of process in connection with the transactions contemplated by the Operative Documents.

“Prospective International Interest” is defined in the Cape Town Convention.

“Purchase Price Installment” has the meaning given to the term Pre-Delivery Payment Amount in the Assigned Purchase Agreement.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

“Regulatory Change” means, with respect to any Lender, any change that occurs after the Original Signing Date in Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks or financial institutions including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful so long as compliance therewith is standard banking practice in the relevant jurisdiction) by any court or governmental or monetary authority charged with the interpretation or administration thereof. For the avoidance of doubt, the coming into effect of any applicable law or regulations, policies, orders, directives or guidelines issued by any governmental body, central bank, monetary authority or other regulatory organization (whether or not having the force of law) with respect to, arising out of, or in connection with (a) Basel II, (b) Basel III or (c) the Dodd Frank Wall Street Reform and Consumer Protection Act shall be deemed a Regulatory Change.

“Relevant Delay” has the meaning specified in Clause 10.12 of the Credit Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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“Replacement Purchase Agreement” means collectively, each Airbus Purchase Agreement as amended and restated in the terms set forth in Schedule 4 to the Step-In Agreement.

“Required Specification” means:

(a)	in respect of each A321-200 Aircraft, a maximum takeoff weight of ***** tonnes, with sharklets and with CFM56-5B3 engines installed thereon;

(b)	in respect of each A320-200 Aircraft, a maximum takeoff weight of ***** tonnes and with CFM56-5B4/3 engines installed thereon; and

(b)	in respect of each A320neo Aircraft, a maximum takeoff weight of ***** tonnes and with CFM Leap-X1A engines installed thereon.

“Reserve Requirement” means, for any Loan Certificate, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period in respect of such Loan Certificate under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against “Eurocurrency liabilities” (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement includes any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which LIBOR is to be determined or (ii) any category of extensions of credit or other assets that includes the Loan Certificates.

“Scheduled Delivery Date” means, for each Aircraft, the date notified by Airbus to the Borrower provided that such date may not be any later than the last day of the Scheduled Delivery Month in respect of such Aircraft.

“Scheduled Delivery Month” means, in respect of an Aircraft, the month which corresponds to such Aircraft in the column entitled “Scheduled Delivery Month” in the table set out in Schedule III to the Credit Agreement.

“SCN” means a “Specification Change Notice” as defined in the Aircraft Purchase Agreement.

“Secured Obligations” means any and all moneys, liabilities and obligations which are now or at any time hereafter may be expressed to be due, owing or payable by the Borrower, the Parent and each Guarantor to the Lenders and/or any Agent in any currency, actually or contingently, with another or others, as principal or surety, on any account whatsoever under any Operative Document or as a consequence of any breach, non-performance, disclaimer or repudiation by the Borrower, either Guarantor or the Parent (or by a liquidator, receiver, administrative receiver, administrator, or any similar officer in respect of any of them) of any of their obligations to the Lenders and/or any Agent under any Operative Document.

“Securities Act” means the Securities Act of 1933, as amended.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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“Security Trustee” means Bank of Utah, not in its individual capacity but solely as Security Trustee on behalf of the Facility Agent and the Lenders under the Credit Agreement, and any successor thereto in such capacity.

“Security Trustee Fee Letter” means the Bank of Utah fee letter dated on or about the Original Signing Date by the Security Trustee.

“Servicing Agreement” means the Amended and Restated Servicing Agreement dated as of August 11, 2015, between the Borrower and Frontier Airlines.

“Share Charge” means the Share Charge dated the Original Signing Date, among the Parent and the Security Trustee, as confirmed pursuant to each Deed of Confirmation.

“Step-In Event” has the meaning given to it in the Step-In Agreement.

“Step-In Agreement” means the Step-In Agreement dated as of the Original Signing Date, among the Borrower, as assignor, the Security Trustee, as assignee, and Airbus in the form specified in Exhibit C to the Original Credit Agreement, as amended by Amendment Agreement No. 1 and Amendment Agreement No. 2 and as further amended by Amendment Agreement No. 3.

“Subordinated Loan Agreement” means the Subordinated Loan Agreement, dated as of the Original Signing Date, between Frontier Airlines and the Borrower and the Subordinated Promissory Note dated the Original Signing Date, issued by the Borrower thereunder.

“Tax” or “Taxes” means any and all present or future fees (including, without limitation, license, documentation and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), licenses, levies, imposts, duties, recording charges or fees, charges, assessments, or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon.

“Termination Date” means the date that is ***** following the then-current Commitment Termination Date.

“Transferee” means any person to whom the Collateral or any of it is transferred in accordance with the terms of the Credit Agreement, the Mortgage or the Step-In Agreement.

“Trust” means the Vertical Horizons, Ltd. Charitable Trust.

“Unrestricted Cash and Cash Equivalents” means at any date in respect of Frontier Holdings, the sum of the cash and cash equivalents (in each case, as such terms are defined by GAAP) of Frontier Holdings on a consolidated based, that may be (i) classified as “unrestricted” in accordance with GAAP on the consolidated balance sheets of Frontier Holdings, (ii) classified in accordance with GAAP as “restricted” on the consolidated balance sheets of the Guarantor solely in favor of the Security Trustee and the Lenders, provided that if Frontier Holdings agrees to any more onerous definition pursuant to any financial covenant in any agreement to which it is a party, this definition shall be deemed to be deleted and replaced with such other definition.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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“VAT” means a consumption tax, value added tax, goods and services tax or similar tax, however it may be described.

“Withholding Taxes” means a deduction or withholding for or on account of Tax from a payment under an Operative Document.

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